UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

MARRONE BIO INNOVATIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MARRONE BIO INNOVATIONS, INC.

1540 Drew Ave.

Davis, CA 95618

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 30, 2019

Dear Stockholder:

You are cordially invited to attend the 2019 annual meeting of stockholders of Marrone Bio Innovations, Inc., a Delaware corporation. The meeting will be held on May 30, 2019 at 9:00 a.m. Pacific time at our corporate headquarters located at 1540 Drew Ave., Davis, California 95618.

Proposals to be considered at the annual meeting:

1.	Election of each of George H. Kerckhove and Zachary S. Wochok, Ph.D. to our board of directors as Class III director to serve for the ensuing three years and until his successor is elected;

2.	To hold a non-binding, advisory vote to approve the compensation of the Company’s Named Executive Officers;

3.	To hold a non-binding, advisory vote to recommend whether a non-binding stockholder vote to approve the compensation of the Company’s Named Executive Officers should occur every one, two or three years;

4.	To approve the Company’s 2019 Employee Stock Purchase Plan;

5.	Ratification of the selection by the audit committee of our board of directors of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019; and

6.	To transact other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

These items of business are more fully described in the proxy statement accompanying this notice. The record date for the 2018 annual meeting of stockholders is April 11, 2019. Only stockholders of record at the close of business on that date may vote at the meeting or any postponement or adjournment thereof.

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote on the matters to be considered as promptly as possible in order to ensure your representation at the meeting. You may vote via the Internet or by returning the enclosed proxy card. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

By Order of the Board of Directors

Pamela G. Marrone, Ph.D.
Chief Executive Officer

Davis, California

April 30, 2019

This notice, the accompanying proxy statement and the form of proxy are first being mailed or otherwise distributed to our stockholders on or about April 30, 2019.

ANNUAL MEETING OF STOCKHOLDERS NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Table of Contents

(continued)

1540 Drew Ave.

Davis, CA 95618

PROXY STATEMENT FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why are these proxy materials being made available?

On or about April 30, 2019, we will mail to our stockholders of record and beneficial owners a 2019 Notice and Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the proxy materials). We are providing you with these proxy materials because the board of directors of Marrone Bio Innovations, Inc. (which we refer to in this proxy statement as MBI, the Company, we, or us) is soliciting your proxy to vote at the 2019 annual meeting of stockholders, which we refer to as the annual meeting. You are invited to attend the annual meeting and we request that you vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply vote your shares by proxy via the Internet or by completing, signing and returning the enclosed proxy card.

How do I attend the annual meeting?

The annual meeting will be held on May 30, 2019 at 9:00 a.m. Pacific Daylight Time at our corporate headquarters located at 1540 Drew Ave., Davis, California 95618.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on April 11, 2019 will be entitled to vote at the annual meeting. On the record date, there were 110,714,403 shares of common stock outstanding and entitled to one vote each.

Stockholder of Record: Shares Registered in Your Name

If, on April 11, 2019, your shares of our common stock were registered directly with American Stock Transfer and Trust Company, LLC, our transfer agent for our common stock, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote your proxy on the matters to be considered as promptly as possible in order to ensure your representation at the meeting. You may vote your proxy via the Internet or by returning the enclosed proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on April 11, 2019, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are three matters scheduled for a vote and for which we are soliciting your proxy:

1.	Election of each of George H. Kerckhove and Zachary S. Wochok, Ph.D. to our board of directors as Class III director to serve for the ensuing three years and until his successor is elected;

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2.	To hold a non-binding, advisory vote to approve the compensation of the Company’s Named Executive Officers;

3.	To hold a non-binding, advisory vote to recommend whether a non-binding stockholder vote to approve the compensation of the Company’s Named Executive Officers should occur every one, two or three years;

4.	To approve the Company’s 2019 Employee Stock Purchase Plan (the “ESPP”);

5.	Ratification of the selection by the audit committee of our board of directors of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018; and

6.	To transact other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

You may either vote “For” our nominee to the board of directors, or you may “Withhold” your vote for such nominee. For the proposals regarding the non-binding, advisory vote to approve the compensation of the Company’s Named Executive Officers, the ESPP approval and ratification of the selection of Marcum LLP as our independent registered public accounting firm, you may vote “For” or “Against” the proposal or abstain from voting. For the vote on frequency to approve Named Executive Officers’ compensation, you may vote for such resolutions to occur every “One,” “Two” or “Three” years.

How do I vote?

The procedures for voting are as follows:

Voting via the Internet —

●	Voting via the Internet—You can vote your shares via the Internet by following the instructions in the enclosed proxy card. The Internet voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm your voting instructions have been properly recorded. If you vote via the Internet, you do not need to mail a proxy card.

●	Voting by Mail—You can vote your shares by mail by returning the enclosed proxy card per the instructions on the card.

What if I return a proxy card or otherwise complete a ballot or give voting instructions but do not make specific choices?

If you return a signed and dated proxy card or otherwise complete a ballot or voting instructions without marking your selections, your shares will be voted, as applicable, “For” the election of each of the director nominees, “For” approval of the Named Executive Officer Compensation, “Three” for the frequency a non-binding stockholder vote to approve the compensation of the Company’s Named Executive Officers should occur, “For” approval of the ESPP and “For” the ratification of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018. The board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We are paying for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions on the Notice and vote your shares for each name or account to ensure that all of your shares are voted.

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Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of four ways:

●	You may submit another properly completed proxy card with a later date;

●	You may grant a subsequent proxy through our Internet voting site;

●	You may send a written notice that you are revoking your proxy to our Corporate Secretary at 1540 Drew Ave., Davis, California 95618; or

●	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy. Please remember, as mentioned above, if you are a beneficial owner of shares you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker, bank or other agent that holds your shares in street name.

If your shares are held by your broker, bank or another agent as a nominee or agent, you should follow the instructions provided by your broker, bank or other agent.

When are stockholder proposals due for next year’s annual meeting?

Our stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual stockholder meetings consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Proposals of stockholders intended to be presented at our 2020 annual meeting of stockholders and included in the board of directors’ proxy statement and form of proxy for that meeting must be received no later than January 1, 2020 at the following address:

Marrone Bio Innovations, Inc.

Attention: Corporate Secretary

1540 Drew Ave., Davis, California 95618

Consistent with our bylaws, any stockholder may bring business before the annual meeting that it does not intend to have included in the board of director’s proxy statement and form of proxy for that meeting. In addition, pursuant to the “advance notice” provisions of our bylaws, any stockholder may nominate a director candidate that it does not intend to have included in the board of directors’ proxy statement and form of proxy for that meeting. Notices of business proposed to be brought before the 2020 annual meeting of stockholders, as well as notices of director nominations relating to the 2020 annual meeting of stockholders, that are not intended to be included in the board of director’s proxy statement and form of proxy for that meeting, must be given to our Corporate Secretary in writing not less than 45 days prior to the anniversary of the date on which we first mailed our proxy materials for this year’s Annual Meeting (i.e., not later than March 16, 2020), after which the notice is untimely.

Compliant notices of matters proposed to be brought before the annual meeting, as well as notices of director nominations, must meet the procedural, disclosure and other requirements set forth in our bylaws.

What are broker non-votes? How do I vote if I hold my shares in street name?

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions).

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to routine “discretionary” items, but not with respect to “non-discretionary” items under the rules of the New York Stock Exchange, or NYSE. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Under NYSE rules, elections of directors, adoptions of equity compensation plans, say-on-pay proposals and say-on-frequency proposals are considered to be non-routine and, therefore, brokers and other nominees will not be able to vote in the election of directors, with respect to the ESPP, or on the say-on-pay and say-on-frequency proposals unless they receive instructions from the beneficial owners of the shares. Ratification of an independent registered public accounting firm is considered to be routine and, therefore, brokers and other nominees will be able to vote for the ratification of the public accounting firm without instructions from the beneficial owners of the shares.

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How many votes are needed to approve each of the proposals?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For,” “Withhold” and broker non-votes votes with respect to Proposal 1 and who will separately count “For,” “Against” and “Abstain” votes with respect to Proposal 2, Proposal 4 and Proposal 5.

1.	Proposal 1—Election of our two nominees for Class III directors. A majority of the votes cast is required for the election of directors. Each nominee must receive more “For” votes (among votes properly cast in person or by proxy) than “Withheld” votes to be elected. Broker non-votes and abstentions will not count for or against the nominee.

2.	Proposal 2—Advisory vote on the approval of Named Executive Officer compensation. Proposal 2 is an advisory vote; however, the compensation committee of the Company and the board of directors will consider the voting results on this proposal. Broker non-votes and abstentions will have no effect and will not be counted towards the vote total for the proposal.

3.	Proposal 3—Advisory vote to recommend whether a non-binding stockholder vote to approve the compensation of the Company’s Named Executive Officers should occur every, one, two or three years. Proposal 3 is an advisory vote; however, the compensation committee of the Company and the board of directors will consider the frequency vote that receives the greatest number of votes cast by the holders of the Company’s common stock represented and voting at the annual meeting as the advisory vote of stockholders on the frequency of approval of the compensation of the Company’s Named Executive Officers. Broker non-votes and abstentions will have no effect and will not be counted towards the vote total for the proposal.

4.	Proposal 4—Approval of the ESPP. This proposal must receive a “For” vote from the holders of a majority of the voting power present and entitled to vote either in person or by proxy on the proposal. Broker non-votes and abstentions will have no effect and will not be counted towards the vote total for the proposal.

5.	Proposal 5—Ratification of the selection by the audit committee of our board of directors of Marcum LLP as the independent registered public accounting firm of Marrone Bio Innovations for our fiscal year ending December 31, 2019. This proposal must receive a “For” vote from the holders of a majority of the voting power present and entitled to vote either in person or by proxy on the proposal. If you “Abstain” from voting, it will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at the meeting there are present in person or represented by proxy the holders of outstanding shares of common stock entitled to cast a majority of the votes that could be cast by all outstanding shares of common stock. On the record date, there were 110,714,403 shares of common stock outstanding, all of which are entitled to vote. Thus, holders of shares representing at least 55,357,202 votes must be present in person or represented by proxy at the meeting to have a quorum.

Shares that are voted in person or by proxy are treated as being present at the meeting for purposes of establishing a quorum. Abstentions and broker non-votes will also be counted for purposes of calculating whether a quorum is present at the annual meeting. If there is no quorum, the holders of shares representing a majority of the votes present at the meeting may adjourn the meeting to another date.

How many votes do I have?

On each matter to be voted upon, for holders of our common stock, you have one vote for each share of common stock you owned as of April 11, 2019.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the annual meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

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PROPOSAL ONE

ELECTION OF CLASS III DIRECTORS

Pursuant to our certificate of incorporation, our board of directors is divided into three classes with staggered three-year terms. The total number of authorized directors on our board of directors upon the commencement of the 2019 annual meeting has been fixed at seven by a resolution of our board of directors.

There are two nominees for Class III director at this annual meeting, George H. Kerckhove and Zachary S. Wochok, Ph.D., each of whom is currently a member of our board of directors. Each director standing for election must be elected by a majority of the votes cast with respect to that director’s election, meaning that the number of votes cast “for” the nominee must exceed the number of votes “withheld” from election of that nominee. In accordance with our Corporate Governance Guidelines, each of our incumbent nominees has supplied a conditional resignation letter, providing for such nominee’s resignation if he is not elected by majority vote and if the Board accepts such resignation. The Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Nominating and Corporate Governance Committee’s recommendation within 90 days following certification of the shareholder vote. Thereafter, the Board will promptly disclose, in a Form 8-K furnished to the Securities and Exchange Commission, its decision regarding whether to accept the director’s resignation offer and, if applicable, the reason(s) for rejecting the resignation offer.

Stockholders cannot submit proxies voting for a greater number of persons than the one nominee named in this Proposal One. The director to be elected will hold office until the 2022 annual meeting of stockholders and until his successor is elected or until such director’s death, resignation or removal. Each of Mr. Kerckhove and Mr. Wochok has agreed to serve if elected, and we have no reason to believe that he will be unable to serve.

There are no family relationships between any of our directors, our nominee or our executive officers. There are also no arrangements or understandings between any director, the nominee or any executive officer and any other person pursuant to which he or she has been or will be selected as a director and/or executive officer, except as described below under “Transactions with Related Persons—Certain Related-Person Transactions—Voting and Lock-up Agreement.”

Required Vote

To be elected, each of Mr. Kerckhove and Mr. Wochok must receive the affirmative vote of the majority of votes cast, meaning that the number of votes cast “for” each nominee must exceed the number of votes “withheld” from election of that nominee. Abstentions and broker non-votes are not treated as votes cast and, therefore, will have no effect on the proposal to elect directors. If either Mr. Kerckhove or Dr. Wochok becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for the unavailable nominee will instead be voted for the election of a substitute nominee proposed by our board of directors and the nominating and corporate governance committee.

Under NYSE rules, brokers are prohibited from giving proxies to vote on elections of directors unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to the election of each of Mr. Kerckhove and Dr. Wochok in this Proposal One if you want your broker to vote your shares on the matter. Otherwise, your shares will be treated as broker non-votes. Broker non-votes will have no effect on the outcome of the vote.

Recommendation

The board of directors recommends a vote “FOR” the election of each of the nominees named in Proposal One.

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INFORMATION REGARDING OUR NOMINEE AND DIRECTORS

The following table sets forth information as of April 11, 2019 with respect to our nominees for election as a Class III director of our board of directors, as well as our continuing directors.

Class III Director Nominees

Name	Age	Position
George H. Kerckhove	81	Chair of the Audit Committee and Nominating and Corporate Governance Committee Member
Zachary S. Wochok, Ph.D.	76	Audit Committee Member and Compensation Committee Member

Continuing Directors

Name	Age	Class(1)	Position
Pamela G. Marrone, Ph.D.	62	I	Chief Executive Officer
Robert A. Woods	75	I	Chair of the Compensation Committee and Audit Committee Member
Yogesh Mago	37	I	Chair of the Nominating and Corporate Governance Committee and Audit Committee Member
Keith McGovern	53	II	Compensation Committee Member and Nominating and Corporate Governance Committee Meeting
Stuart Woolf	59	II	Compensation Committee Member and Nominating and Corporate Governance Committee Meeting

(1) The terms of Class I directors will expire at the 2020 annual meeting. The terms of Class II directors will expire at the 2021 annual meeting.

Nominees for Class III Directors

George H. Kerckhove has served on our board of directors since July 2014. He served on the board of directors for Gundersen Medical Foundation from 2010 to 2016 and previously served on the board of directors for Merix Corporation, where he chaired the audit committee. He worked with the American Standard Companies from 1988 through 2000, where he served as VP and chief financial officer, executive VP and global sector manager of various countries and president and general manager of the European Division. Prior to that, he served in a variety of positions from 1962 through 1987 with The Trane Company, from product manager in several product departments, VP and general manager, Process Equipment Division, and executive VP and general manager of both the US and International Commercial Equipment Divisions. Mr. Kerckhove received Bachelor of Science degrees in Agricultural Engineering and Mechanical Engineering, a Master of Science Degree in Mechanical Engineering, and an MBA, all from the University of Wisconsin in Madison. We believe Mr. Kerckhove’s qualifications to sit on our board of directors include his education in agricultural engineering and his extensive experience in finance, accounting and management in global publically traded companies.

Zachary S. Wochok, Ph.D. has served on our board of directors since May 2016. He served as president and founder of The Wochok Group, LLC, a management consulting firm, since October 2011. For over 25 years, Dr. Wochok has held executive positions in the agribusiness, biotechnology and food industries, including service as Chairman of PGP International, Inc., a food ingredients company, from April 2011 to October 2011 and as its chief executive officer from February 1996 to March 2011, as the Chairman and Chief Executive Officer of NURTURE, Inc., as president and chief operating officer of Calgene, Inc., which was then publicly traded, and as the chief executive officer of Plant Genetics, Inc., during which time the company completed an initial public offering and later merged with Calgene, Inc., creating the largest plant biotechnology company in the United States at the time. Dr. Wochok has served as a director and President of Grazix Animal Health, Inc. since July 2015; as Director of Live Leaf, Inc. since April 2017; on the board of Nucelis, Inc., a fermentation based specialty chemical company, from March 2012 to December 2014; as advisor to the board of directors of Cibus Global, Ltd. from January 2015 to July 2017; as agricultural technology business advisor to Alexandria Real Estate Equities, Inc. from January 2015 to February 2017; and on the Advisory Board of AgTech Accelerator from May 2016 to May 2017. He has also served as business development manager in the new ventures department at Monsanto and a lead scientist for Weyerhaeuser Company. Dr. Wochok began his career as a professor of biology at the University of Alabama, following an NIH funded post-doctoral position at Yale University. Dr. Wochok received a B.S. in Biology from LaSalle University, an M.S. in Biology from Villanova University and a Ph.D. in Cell Biology and Plant Physiology from the University of Connecticut. We believe Dr. Wochok’s qualifications to sit on our board of directors include his education in biology and plant physiology and extensive experience serving public and private companies in the agriculture and biotechnology industries as an advisor, senior executive or director.

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Continuing Directors

Pamela G. Marrone, Ph.D. is our founder and has served as our Chief Executive Officer and a member of our board of directors since our inception in 2006, as well as serving as our President from inception through January 2015 and from September 2015 to August 2017. Prior to founding the Company, in 1995 Dr. Marrone founded AgraQuest, Inc. (acquired by Bayer), where she served as chief executive officer until May 2004 and as President or Chairman from such time until March 2006, and where she led teams that discovered and commercialized several bio-based pest management products. She served as founding president and business unit head for Entotech, Inc., a biopesticide subsidiary of Denmark-based Novo Nordisk A/S (acquired by Abbott Laboratories), from 1990 to 1995, and held various positions at the Monsanto Company from 1983 until 1990, where she led the Insect Biology Group, which was involved in pioneering projects in transgenic crops, natural products and microbial pesticides. Dr. Marrone is an author of over a dozen invited publications, an inventor on more than 300 patents and is in demand as a speaker and has served on the boards and advisory councils of numerous professional and academic organizations. In 2016, Dr. Marrone was elected to the Cornell University Board of Trustees. In February 2019, she was awarded the Lifetime Achievement Award for contributions in biopesticides by BioAg World. In January 2019, she was awarded the “Sustie” award by the Ecological Farming Association for her decades-long leadership in sustainable agriculture. In 2013, Dr. Marrone was named the Sacramento region’s “Executive of the Year” by the Sacramento Business Journal and “Cleantech Innovator of the Year” by the Sacramento Area Regional Technology Alliance and Best Manager with Strategic Vision by Agrow in 2014. Dr. Marrone earned a B.S. in Entomology from Cornell University and a Ph.D. in Entomology from North Carolina State University. We believe Dr. Marrone’s qualifications to sit on our board of directors include the fact that, as our founder, Dr. Marrone is uniquely familiar with the business, structure, culture and history of our company and that she also brings to the board of directors considerable expertise based on her management and technical and commercialization experience in the biopesticide industry.

Robert A. Woods has served on our board of directors and as Chairman of the board of directors since February 2018. He has more than fifty years of experience in agribusiness and agriculture products. Mr. Woods formerly served as the Chairman and Chief Executive Officer of Targeted Growth Inc., a biotechnology firm focused on improving yield in agronomic crops. Prior to that, he served as Chief Executive Officer of Athena Biotechnologies, Inc., Chairman of Syngenta Corporation US, Group President for Zeneca Ag Products and CEO of Garst Seed Company. He has recently retired from the board of the Gowan Company having served in various capacities for 14 years. In April of 2019, Mr. Woods joined the board of Ag Plenus, an Israeli company in Agricultural technology discovery. From 2007 to 2016, Mr. Woods was a consultant and board member with Vertellus Specialties Inc. Since February 2018, Mr. Woods has served as a consultant with Ospraie Management LLC. Mr. Woods has a Bachelors’ degree in Agriculture and Horticulture from the University of Manitoba in Winnipeg, Manitoba. We believe Mr. Woods’s qualifications to sit on our board of directors include his extensive experience in agribusiness and agriculture products, and his experiences serving on the board of other companies in the biotechnology industry.

Yogesh Mago has served on our board of directors since February 2018. He has been a consultant for Ospraie Management LLC since October 2016 and has over a decade of experience in investing across a variety of industries globally, including agriculture, travel, consumer, transportation, industrials and real estate. He has been a private investor since June 2010, and is also the portfolio manager, founder and managing partner of Eunonia Management LLC and Eunoia Investment Fund LP, a value-oriented investment company he founded in June 2015. Previously, Mr. Mago worked as a senior investment analyst at hedge funds Ospraie from July 2005 to August 2008, and Merchants’ Gate Capital LP from September 2008 to August 2010. Mr. Mago is the president and co-founder of Operation Water Inc., a nonprofit organization that aims to deliver sustainable access to clean water in impoverished countries through the development of scalable infrastructure projects. Mr. Mago has a Bachelor’s degree in Finance and International Business from New York University. We believe Mr. Mago’s qualifications to sit on our board of directors include his extensive experience in financial, strategic and other corporate transactions and his perspective working with companies in the agriculture industry.

Keith McGovern has over 30 years of experience in the agriculture industry, specializing in leading commercial potato farming and potato processing operations. He is President of R.D. Offutt Farms, a division of R.D. Offutt Company, one of the largest farming and food processing concerns in the United States. Mr. McGovern joined R.D. Offutt Company in August 1988. Mr. McGovern serves on the Management Committee of Lamb-Weston/RDO Frozen, a joint venture frozen potato product processing plant. He also serves on the Board of Alliance for Potato Research and Education, on the Management Committee for Columbia River Technologies, a whey processor in partnership with Tillamook and Fonterra, and the Management Committee for Simplot RDO, a frozen vegetable plant in Pasco, Washington. Mr. McGovern is a graduate of Embry Riddle Aeronautical University with a degree in Aeronautical Science, and is still an active pilot. We believe Mr. McGovern’s qualifications to sit on our board of directors include his considerable experience the agricultural development industry and his work with major organizations that are leaders in food sustainability and growth.

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Stuart Woolf has served as President and CEO of Woolf Farming & Processing since 2002. He also serves as the Managing Partner for Harris Woolf California Almonds, a processor and handler of raw almonds, and Los Gatos Tomato Products, which manufactures bulk tomato paste for industrial users. Mr. Woolf has served as Chairman of the California League of Food Processors, the Almond Board of California, and of the University of California President’s Commission of Agriculture and Natural Resources. Mr. Woolf currently serves on the board of Ruiz Food Products and Western Growers Association. Mr. Woolf received a bachelor’s degree in Liberal Arts from the University of California at Berkeley and an MBA at Boston College. We believe Mr. Woolf’s qualifications to sit on our board include his considerable experience in the agriculture industry and his roles serving on the boards of organizations that promote food sustainability and development.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board of Directors and Leadership Structure

Our board of directors currently consists of seven members.

In accordance with our amended and restated certificate of incorporation and amended and restated bylaws, our board of directors has been divided into three classes with staggered three-year terms. At each annual general meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following election. Our current directors have been divided among the three classes as follows:

●	The Class I directors are Pamela G. Marrone, Ph.D., Robert A. Woods and Yogesh Mago, and their terms will expire at the annual general meeting of stockholders to be held in 2020.

●	The Class II director is Keith McGovern and Stuart Woolf, and their terms will expire at the annual general meeting of stockholders to be held in 2021.

●	The Class III directors are George H. Kerckhove and Zachary S. Wochok, Ph.D., and their terms will expire at the annual general meeting of stockholders to be held on May 30, 2019.

The board of directors currently separates the role of Chairman and Chief Executive Officer, with Dr. Marrone serving as Chief Executive Officer and Mr. Woods serving as Chairman. The board of directors believes that separating these two roles promotes balance between the independent authority of the board of directors to oversee our business and the Chief Executive Officer and our management team, which manages the business on a day-to-day basis. The current separation of the Chairman and Chief Executive Officer roles allows the Chief Executive Officer to focus her time and energies on operating and managing the Company and leverages the experience and perspectives of the Chairman.

We believe the board of directors maintains effective independent oversight through a number of governance practices, including our strong committee system, open and direct communication with management, input on meeting agendas and regular executive sessions.

In addition, the board of directors has established the following procedures for selecting the presiding director during the executive sessions of the board of directors. The presiding director will be (i) the Chairman of the board of directors or (ii) another director appointed by the independent directors. Following his appointment in fiscal year 2018, our Chairman, Robert A. Woods, presided at executive sessions of our Board of Directors.

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Each director brings significant expertise to the role of director. Below is a summary of the qualifications of each of our directors.

Director Qualifications and Experience	Marrone	Kerckhove	Mago	McGovern	Wochok	Woods	Woolf
Executive Leadership
Financial Expertise
Agriculture Experience
Biotechnology Experience
International Business
Strategy and Development
Operations Expertise
Regulatory and Public Policy
Corporate Governance

Director Independence

Nasdaq rules generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the listing rules generally require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3 and Rule 10C-1, a committee member may not, other than in his or her capacity as a member of the board of directors or any board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.

Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of each director and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Our board of directors has also reviewed whether the directors that comprise our audit committee and compensation committee satisfy the independence standards for those committees established by the applicable SEC rules and Nasdaq rules. In making this determination, our board of directors has considered the relationships that each of these non-employee directors has with our company and all other facts and circumstances our board of directors deem relevant in determining their independence, including the beneficial ownership of our capital stock held by each non-employee director.

The board of directors has determined that each of George H. Kerckhove, Yogesh Mago, Keith McGovern, Stuart Woolf, Zachary S. Wochok and Robert A. Woods is an independent director within the meaning of Nasdaq Listing Rule 5605(a)(2), that each of Mr. Kerckhove, Mr. Mago, Dr. Wochok and Mr. Woods further meet the criteria for independence for audit committee members set forth in Rule 10A-3(b)(1) under the Exchange Act and Nasdaq Listing Rule 5605(c)(2), and that each of Mr. McGovern, Dr. Wochok, Mr. Woods and Mr. Woolf further meet the criteria for independence for compensation committee members set forth in set forth in Rule 10C-1(b)(1) under the Exchange Act.

In making its independence determination regarding Mr. Woods and Mr. Mago, the board of directors considered, among other things, that Mr. Woods and Mr. Mago are each consultants to Ospraie Management LLC (“Ospraie Management”), an affiliate of Ospraie Ag Science LLC (“Ospraie”), a significant stockholder and warrant holder (for more information, see “Transactions with Related Persons – Certain Related-Person Transactions”). We also considered that pursuant to their consulting agreements with Ospraie Management, Mr. Woods and Mr. Mago are each paid monthly consulting fees by Ospraie and have each been granted an indirect interest in the equity securities of our Company held by Ospraie and its affiliates. Neither Mr. Woods nor Mr. Mago actively engage in the management of Ospraie or Ospraie Management or have voting control or investment power over the securities owned by Ospraie.

Role of the Board of Directors in Risk Oversight

The board of directors is actively involved in the oversight of our risk management process. The board of directors does not have a standing risk management committee, but administers this oversight function directly through the board of directors as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. In particular, our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking and our board of directors is responsible for monitoring and assessing strategic risk exposure and other risks not covered by our committees.

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The full board of directors, or the appropriate committee, receives reports on risks facing our company from our Chief Executive Officer or other members of management to enable it to understand our risk identification, risk management and risk mitigation strategies. We believe that the leadership structure of our board of directors supports effective risk management because it allows the independent directors on our committees to exercise oversight over management.

Board of Directors Meetings

During the fiscal year ended December 31, 2018, the board of directors held ten (10) meetings, the audit committee held three (3) meetings, the compensation committee held fourteen (14) meetings and the nominating and corporate governance committee held two (2) meetings. Each of our incumbent directors attended more than seventy-five percent of the meetings of the board of directors and of the committees on which the director served that were held during the last fiscal year. Board members are expected to regularly attend all meetings of the board of directors and committees on which they serve. Our independent directors held an executive session in conjunction with each in-person board meeting during the fiscal year ended December 31, 2018. Last year, all directors serving at the time attended the 2018 annual meeting of stockholders.

Contacting the Board of Directors

Any stockholder who desires to contact our board of directors, committees of the board of directors and individual directors may do so by writing to: Marrone Bio Innovations, Inc., 1540 Drew Ave., Davis, California 95618 Attention: Linda V. Moore, General Counsel. Ms. Moore will direct such communication to the appropriate persons.

Committees of the Board of Directors

In fiscal year 2018, our board of directors had three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. The composition and responsibilities of each of our committees are below.

Audit Committee

Our audit committee members are Mr. Kerckhove, Mr. Mago, Dr. Wochok and Mr. Woods, each of whom is a non-employee member of our board of directors. Mr. Kerckhove is our audit committee chair and is our audit committee financial expert, as defined under the applicable SEC rules. Our board of directors has determined that each of Mr. Kerckhove, Mr. Mago, Dr. Wochok and Mr. Woods is independent within the meaning of Nasdaq Listing Rule 5605(a)(2) and Rule 10A-3(b)(1) under the Exchange Act and further satisfy the additional independence requirements for service on the audit committee under Nasdaq Listing Rule 5605(c)(2).

Our audit committee oversees our corporate accounting and financial reporting process. Among other matters, the audit committee evaluates the independent registered public accounting firm’s qualifications, independence and performance; determines the engagement of the independent registered public accounting firm; reviews and approves the scope of the annual audit and the audit fee; discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly consolidated financial statements; approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on our engagement team as required by law; reviews our critical accounting policies and estimates; and annually reviews the audit committee charter and the committee’s performance. The audit committee operates under a written charter adopted by the board of directors that satisfies the applicable standards of Nasdaq.

Compensation Committee

Our compensation committee members are Mr. McGovern, Dr. Wochok, Mr. Woods and Mr. Woolf, each of whom is a non-employee member of our board of directors. In accordance with the securities purchase agreement we entered into with Ospraie and other parties named therein on December 15, 2017 (the “Purchase Agreement”) (for more information, see “Transactions with Related Persons – Certain Related-Person Transactions – Purchase Agreement and Debt Refinancing”), Mr. Woods has been designated our compensation committee chair. Our board of directors has determined that each of Mr. McGovern, Dr. Wochok, Mr. Woods and Mr. Woolf is independent within the meaning of Nasdaq Listing Rule 5605(a)(2) and the criteria for independence set forth in Rule 10C-1(b)(1) under the Exchange Act. The board of directors also determined that each of Mr. McGovern, Dr. Wochok and Mr. Woolf is a non-employee director under Rule 16b-3 of the Exchange Act, but that Mr. Woods may be deemed to be an employee director under that rule as a result of his consulting relationship with Ospraie Management.

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Our compensation committee reviews and recommends programs, arrangements and policies relating to the compensation and benefits of our officers and employees. The compensation committee reviews and approves corporate goals and objectives relevant to the compensation of our chief executive officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives and sets the compensation of these officers based on such evaluations. The compensation committee approves the issuance of certain stock options and other awards under our stock plans, provided that the compensation committee recommends awards for approval by the board of directors with respect to our executive officers, directors and any other persons subject to Section 16 of the Exchange Act. The compensation committee reviews and evaluates, at least annually, the performance of the compensation committee and its members. The compensation committee operates under a written charter adopted by the board of directors that satisfies the applicable standards of Nasdaq. The compensation committee may form and delegate authority under its charter to subcommittees or other persons when appropriate.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee members are Mr. Kerckhove, Mr. Mago, Mr. McGovern and Mr. Woolf, each of whom is a non-employee member of our board of directors. In accordance with the Purchase Agreement, Mr. Mago has been designated our nominating and corporate governance committee chair. Our board of directors has determined that each of Mr. Kerckhove, Mr. Mago, Mr. McGovern and Mr. Woolf is independent within the meaning of Nasdaq Listing Rule 5605(a)(2).

Our nominating and corporate governance committee is responsible for making recommendations regarding candidates for directorships and the size and the composition of our board of directors. Candidates for directorships are generally identified and considered on the basis of experience, areas of expertise and other factors relative to the overall composition of our board of directors. The nominating and corporate governance committee will also consider candidates for directorship recommended by stockholders that are submitted in compliance with its charter. In addition to making recommendations for director candidates, the nominating and corporate governance committee is responsible for overseeing our corporate governance principles and making recommendations concerning governance matters. The nominating and corporate governance committee operates under a written charter adopted by the board of directors that satisfies the applicable standards of Nasdaq.

Corporate Governance

Corporate Governance Guidelines

Our board of directors has adopted written Corporate Governance Guidelines to assure that the board of directors will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the board of directors intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluations and succession planning, and board committees and compensation. The nominating and corporate governance committee assists the board of directors in implementing and adhering to the Corporate Governance Guidelines. Our Corporate Governance Guidelines are available on the investor relations section of our website at investors.marronebio.com under the heading “Corporate Governance.” The corporate governance guidelines are reviewed at least annually by our nominating and corporate governance committee, and changes are recommended to our board of directors with respect to changes as warranted.

Code of Business Conduct and Ethics

We have adopted the Marrone Bio Innovations Code of Business Conduct and Ethics that applies to all officers, directors and employees. Our Code of Business Conduct and Ethics is available on the investor relations section of our website (at investors.marronebio.com) under the heading “Corporate Governance.” If we make any substantive amendments to our Code of Business Conduct and Ethics or grant any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on the investor relations section of our website at investors.marronebio.com under the heading “Corporate Governance.” We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website at the address and location specified above.

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Corporate Governance Materials

Our Corporate Governance Guidelines, Code of Business Conduct and Ethics, charters for each committee of the board of directors and other corporate governance documents, are posted on the investor relations section of our website at investors.marronebio.com under the heading “Corporate Governance.” In addition, stockholders may obtain a print copy of our Corporate Governance Guidelines, Code of Business Conduct and Ethics as well as the charters of our audit committee, compensation committee and nominating and corporate governance committee by writing to our Corporate Secretary at 1540 Drew Ave., Davis, California 95618.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serve, or in the past year have served, as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving on our board of directors.

Director Compensation

Director Compensation for Fiscal Year 2018

Our non-employee directors who served during the fiscal year ended December 31, 2018 received the following compensation for their service on our board of directors.

NAME	STOCK AWARDS ($)(1)(2)	TOTAL ($)(2)

George Kerckhove	128,326	128,326
Yogesh Mago	153,825	153,825
Keith McGovern	98,605	98,605
Richard Rominger	88,917	88,917
Zachary S. Wochok, Ph.D.	116,365	116,365
Robert A. Woods	235,631	235,631
Stuart Woolf	98,605	98,605

(1)	The grant date fair value for these awards was estimated pursuant to FASB ASC 718, Compensation—Share based compensation (ASC 718). Valuation assumptions are described in Note 9 of the Notes to Consolidated Financial Statements included in Part II—Item 8—“Financial Statements and Supplementary Data” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

(2)	The following table sets forth the aggregate number of option awards and RSUs held by each non-employee director as of December 31, 2018:

NAME	AGGREGATE NUMBER OF OPTION AWARDS	AGGREGATE NUMBER OF RESTRICTED STOCK UNITS
George Kerckhove	—	157,832
Yogesh Mago	—	91,529
Keith McGovern	—	51,826
Richard Rominger (a)	—	—
Zachary S. Wochok, Ph.D.	—	173,951
Robert A. Woods	—	138,374
Stuart Woolf	—	51,826

(a)	Mr. Rominger retired from the board of directors on August 2, 2018. All RSUs held by Mr. Rominger that were vested as of that date settled into 99,014 shares of common stock upon completion of his service as a director. In addition, Mr. Rominger had 43,448 stock options of which 12,746 were exercised and the remainder expired.

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Discussion of Director Compensation

Historically, our director compensation consisted of a mix of cash retainers and equity awards. In March 2018, our board of directors approved amendments to the director compensation policy, retroactive to January 1, 2018, based on the recommendation it received from the compensation committee. Our board of directors and the compensation committee considered of a number of factors, including a desire to conserve cash and to more closely align the interest of our directors with our stockholders, as well as to comply with terms of the Purchase Agreement providing that any directors employed by Ospraie would receive equity-based compensation in lieu of any cash compensation while leaving all directors subject to the same policy. Following these changes, our non-employee director compensation policy is as follows:

●	Initial Equity Grants. Each non-employee director who joins the board of directors will receive RSUs valued at $50,000, based on the average of the closing price of our common stock as quoted on the Nasdaq Capital Market for the ten trading days prior to and including such director’s date of appointment, with one-third of the RSUs vesting on the first anniversary of the director’s service, and with respect to 1/36th of the total shares vesting monthly thereafter for 24 months, such that all the shares will be fully vested upon the third anniversary of the director’s service.

●	Annual Meeting Grant. Each non-employee director continuing to serve as of our annual stockholders’ meeting will receive RSUs valued at $25,000, based on the average of the closing price of our common stock as quoted on the Nasdaq Capital Market for the ten trading days prior to and including the date of the annual meeting, with all such RSUs vesting after one year.

●	Quarterly Retainers. Each non-employee director will also receive a retainer for service on the board of directors, in addition to retainers for service as chair of our board of directors, or as a member or chair of committees of our board of directors, as set forth in the table below. These retainers will be paid in the form of fully vested RSUs made on a quarterly basis, prorated based on service during the applicable quarter, with such RSUs awarded on the last date of each fiscal quarter.

Annual retainer RSUs for service as a member or chair of (with chair RSUs inclusive of RSUs for service as a member), paid on a quarterly basis:	Member	Chair

Board of Directors	28,250	50,750
Audit Committee	8,500	17,000
Compensation Committee	5,750	11,500
Nominating and Corporate Governance Committee	4,250	8,500

In addition to its standard policies, our board of directors from time to time may consider additional payments to our directors in respect of extraordinary service by such director. For example, in 2018, our board of directors awarded Mr. Woods an initial equity grant of RSUs valued at $75,000 total instead of $50,000, with the additional $25,000 awarded in respect of the substantial additional attention Mr. Woods has provided in connection with his being onboarding as Chairman of the board immediately following the completion of our February 2018 private placement and debt refinancing transactions.

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EXECUTIVE COMPENSATION

Executive Officers

Our executive officers as of April 11, 2019, their positions and their respective ages on that date are:

Name	Age	Position
Pamela G. Marrone, Ph.D.	62	Chief Executive Officer
James B. Boyd	66	President and Chief Financial Officer
Kevin Hamill	52	Chief Commercial Officer
Linda V. Moore	72	Executive Vice President, General Counsel, Secretary and Chief Compliance Officer
Tim Johnson, Ph.D.	62	Vice President of Field Development and Technical Services
Keith J. Pitts	55	Senior Vice President and Chief Sustainability Officer
Amit Vasavada, Ph.D.	64	Senior Vice President and Chief Technology Officer

Our executive officers serve at the discretion of the board of directors, subject to rights, if any, under contracts of employment. See the section entitled “Employment Agreements” below. Biographical information for Dr. Marrone is provided in the section entitled “Information Regarding Our Nominee and Directors” above.

James B. Boyd was appointed as Chief Financial Officer effective February 2014 and President effective August 2017. Mr. Boyd previously served as chief financial officer of Quantenna Communications and Link-A-Media Devices, both venture capital backed companies, from 2012 to 2013 and from 2010 to 2012, respectively. From 2007 to 2010, he served as chief financial officer and senior vice president of Silicon Storage Technology and from 2000 to 2007, Mr. Boyd served as chief financial officer and senior vice president of ESS Technology, both Nasdaq listed companies. Mr. Boyd earned a B.A. and an M.B.A. in Finance from the University of Wisconsin and a J.D. from Golden Gate University School of Law.

Kevin Hammill was appointed as Chief Commercial Officer effective May 2019. Mr. Hammill previously served as chief operating officer of Pivot Bio, a crop nutrition company, from January 2016 to April 2018. Prior to Pivot Bio, from 2004 to January 2016, Mr. Hammill served in various roles at Valent USA (a division of Sumitomo Chemical), including as vice president of Agriculture Business Operations and Strategy and as the senior director for U.S. Marketing. In addition to these positions, Mr. Hammill served as a member on the board of directors of Valent USA from January 2015 to January 2016. From 1992 to 2004, Mr. Hammill held multiple positions at BASF, a major chemical company, and American Cynamid (acquired by BASF in 2000). Mr. Hammill earned his Bachelor of Science degree in Agriculture and a Master’s degree in Agriculture Business from the University of Guelph in Ontario, Canada.

Linda V. Moore was appointed as General Counsel, Secretary and Chief Compliance Officer effective March 2014 and Executive Vice President effective November 6, 2017. Ms. Moore co-founded The Moore Group, where she served as principal from 2005 to 2007, during which time she also served as chief operating officer and general counsel of Mobius Photonics, as well as from 2009 to 2014. From 2007 to 2009, Ms. Moore served as executive vice president, general counsel, chief compliance officer and secretary of Merix Corporation. Ms. Moore has served as an Executive Mentor to Astia (formerly Women’s Technology Cluster) and as a member of the Advisory Board for Remedy Interactive and Opportunity Works. She has also taught at the University of Detroit Mercy and Santa Clara University as an adjunct professor. Ms. Moore earned a J.D. at Michigan State University School of Law.

Tim Johnson, Ph.D. was appointed as Vice President of Field Development and Technical Services in August 2015. Dr. Johnson previously served as our Global Product Development Director, Product Development Manager and Eastern U.S. Product Development Manager from June 2011 to August 2015, May 2009 to June 2011 and November 2008 to May 2009, respectively. From June 2002 to November 2008, Dr. Johnson served as manager of commercial development for Plato Industries, Ltd. Dr. Johnson earned a B.S. in Entomology and Pest Management from Iowa State University, an M.S. in Entomology from Iowa State University and a Ph.D. in Entomology from Purdue University.

Keith J. Pitts was appointed as Vice President of Regulatory and Government Affairs in July 2008 and Senior Vice President and Chief Sustainability Officer effective August 8, 2016. Previously, from January 2001 to June 2007, Mr. Pitts served as Director of Public Policy at the Pew Initiative on Food and Biotechnology, a non-partisan research and policy organization based in Washington, D.C. From 1986 to 2001, Mr. Pitts worked in senior legislative, administrative, regulatory and public policy roles in both the U.S. Department of Agriculture and the House Committee on Agriculture. Mr. Pitts earned a B.A. in Chemistry from the University of North Carolina.

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Amit Vasavada, Ph.D. was appointed as Vice President of Research and Development in March 2014 and Senior Vice President and Chief Technology Officer effective March 16, 2017. From 2009 to 2014, Dr. Vasavada served as a program manager at General Atomics. Since 2006, Dr. Vasavada has served on the scientific advisory board of Vaxiion Therapeutics and from 2008 to 2014 served as scientific advisor to NewCos, an applied microbiology and algae-based technology development company. Dr. Vasavada earned a B.S. in microbiology from Gujarat University, an M.S. in microbiology from University of Louisiana and a Ph.D. in applied microbiology from University of California, Davis.

Executive Compensation Tables

We refer to our Chief Executive Officer and our two other most highly compensated executive officers discussed below as our “named executive officers.” Our named executive officers for fiscal year 2018 were as follows:

●	Pamela G. Marrone, Ph.D., Chief Executive Officer

●	James B. Boyd, President and Chief Financial Officer

●	Kevin Hammill, Chief Commercial Officer

Summary Compensation Table

The following table presents information regarding compensation earned by or awards to our named executive officers during fiscal years 2018, 2017 and 2016.

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	OPTION & RSU AWARDS ($)(1)		NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(2)		ALL OTHER COMPENSATION ($)(3)	TOTAL ($)

Pamela G. Marrone, Ph.D.	2018	335,577	—	504,896	(4)	80,261		21,049	941,783
Chief Executive	2017	300,000	—	—		79,373	(5)	11,014	390,387
Officer	2016	300,000	—	88,825	(6)	44,417	(7)	10,989	355,406

James B. Boyd	2018	297,173	—	135,240	(4)	55,932		45,068	533,413
President and	2017	263,462	—	154,500	(8)	67,027	(5)	20,447	505,436
Chief Financial Officer	2016	250,000	—	319,350	(6)	37,235	(7)	10,973	617,558

Kevin Hammill	2018	203,569	—	382,480	(4)	43,614		13,916	643,579
Chief Commercial Officer(9)

(1)	This column reflects the aggregate grant date fair value of option awards and restricted stock units granted to our named executive officers estimated pursuant to FASB ASC 718, Compensation—Share based compensation (ASC 718). Valuation assumptions are described in Note 9 of the Notes to Consolidated Financial Statements included in Part II—Item 8—“Financial Statements and Supplementary Data” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

(2)	This column includes cash amounts paid under our non-equity incentive award program, except as indicated.

(3)	This column includes our 401(k) retirement savings plan matching, payment of life insurance premiums, long-term disability, housing allowances, gym reimbursements, and other insurance-related reimbursements unless separately noted.

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(4)	The amount for Dr. Marrone includes an option award of 560,000 shares with an exercise price of $1.65, which has not been exercised. The amount for Mr. Boyd includes an option award of 150,000 shares with an exercise price of $1.65, which has not been exercised. The amount for Mr. Hammill represents an option award of 400,000 shares, with an exercise price of $1.73, which has not been exercised.

(5)	In March 2018, our board of directors approved of awards under our non-equity incentive plan for service in fiscal year 2017. The total awards approved for each of Dr. Marrone and Mr. Boyd had an aggregate payout value of $43,310 and $36,573, respectively, based on achievement under the non-equity incentive plan, but each officer was permitted to take up to all of her or his respective bonus award in the form of fully vested RSUs in lieu of cash, at a rate equal to $1.064 per share subject to the respective RSUs (such rate representing the average of the closing price of the Company’s common stock as quoted on the Nasdaq Capital Market for the final ten trading days of the fiscal year ended December 31, 2017). Dr. Marrone received her entire award in the form of 40,704 RSUs in respect of $43,310 in cash and Mr. Boyd received his entire award in the form of 34,373 RSUs in respect of $36,537 in cash.

(6)	The amount for Dr. Marrone represents an option award of 250,000 shares, with an exercise price of $0.80, which has not been exercised. The amount for Mr. Boyd represents an option award of 150,000 shares with an exercise price of $1.23, and 200,000 shares, with an exercise price of $2.34, which has not been exercised. In addition, Mr. Boyd received 31,250 RSUs that were fully vested and settled upon issuance (on which date the closing price of our common stock was $0.80).

(7)	In May 2017, our board of directors approved of awards under our non-equity incentive plan for service in fiscal year 2016. The total awards approved for each of Dr. Marrone and Mr. Boyd had an aggregate payout value of $43,667 and $34,739, respectively, based on achievement under the non-equity incentive plan, but the board determined that each officer would receive 25% of each award in cash and 75% of each award in the form of fully vested RSUs in lieu of cash, at a rate equal to $1.30 per share subject to the respective RSUs. Dr. Marrone therefore received $10,917 in cash 25,192 RSUs in respect of $32,750 in cash, and Mr. Boyd received $8,685 in cash and 20,042 RSUs in respect of $26,054 in cash.

(8)	The amount for Mr. Boyd includes an RSU award for 150,000 shares.

(9)	Mr. Hammill was appointed in May 2018, and his annual salary and non-equity incentive plan compensation have been pro-rated.

Incentive Awards

We structure our incentive compensation awards to reward named executive officers for the successful performance of our company as a whole and of each participating named executive officer as an individual. For fiscal year 2018, our compensation committee established a bonus plan available to all of our executive officers and other key employees. The bonus plan provided for a target award of up to 45% of base salary for Dr. Marrone, 40% of base salary for Mr. Boyd and 40% of base salary for Mr. Hammill, with 70% of the target award based upon the achievement of company-wide goals and 30% of the target award based upon the achievement of individual goals. The progress of the goals is tracked by our compensation committee, and the determination of goal achievement (full or partial) is made by our compensation committee and approved by our board of directors.

Each company-wide goal received a weighting, such that each named executive officer would receive a portion of the target incentive compensation award for each goal achieved. The company-wide goals were based on achievement of our financial forecasts, plans and objectives for fiscal year 2018 as well as advancement of selected components of our product pipeline. Based upon these factors, the compensation committee determined that 32% of the company-wide goals were achieved in 2018. Therefore, each named executive officer serving at the end of the year was eligible to receive 22% of his or her target bonus based upon the company-wide goals component.

Each named executive officer serving at the end of the year was generally evaluated with respect to individual goals on the basis of the overall performance of our company, including the success of financing transactions and related matters, achievement of financial goals, developing strategic collaborations, product development and organizational development, provided that the compensation committee determined in its performance review that Dr. Marrone’s achievement of these goals would be calculated by averaging the individual performance of all other senior executive team members. Our compensation committee determined that Dr. Marrone, Mr. Boyd and Mr. Hammill achieved approximately 95%, 80% and 95% of their individual goals, respectively, and were therefore eligible to each receive 66%, 56% and 67% of their target bonuses, respectively, based on the individual goals component.

Our compensation committee therefore determined that Dr. Marrone, Mr. Boyd and Mr. Hammill were eligible to receive 51%, 47% and 51% of their respective target bonuses based on achievement of company-wide and individual goals together for fiscal year 2018, with Mr. Hammill’s bonus pro-rated for service commencing in May 2018, such that the bonus awards granted to our named executive officers had an aggregate value of $80,261, $55,932 and $43,614, respectively.

Outstanding Equity Awards at the End of Fiscal Year 2018

The following table provides information regarding unexercised stock options and restricted stock units held by each of our named executive officers as of the end of fiscal year 2018.

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		OPTION AWARDS					STOCK AWARDS
NAME	GRANT DATE	SECURITIES UNDERLYING UNEXCERCISED OPTIONS EXCERCISABLE (#)		SECURITIES UNDERLYING UNEXCERCISED OPTIONS UNEXCERCISEABLE (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT YET VESTED (#)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT YET VESTED ($)

Pamela G.	1/11/2010	4,779	(1)	—	1.19	1/11/2020	—		—
Marrone,	1/24/2011	19,092	(2)	—	1.19	1/24/2021	—		—
Ph.D.	1/24/2011	31,863	(3)	—	1.19	1/24/2021	—		—
	12/15/2011	13,807	(4)	—	1.41	12/15/2021	—		—
	2/20/2012	13,390	(5)	—	3.11	2/20/2022	—		—
	10/29/2012	63,725	(6)	—	12.08	10/29/2022	—		—
	8/1/2013	1,911	(7)	—	12.00	8/1/2023	—		—
	9/27/2013	84,000	(8)	—	18.01	9/27/2023	—		—
	11/6/2013	482	(9)	—	16.77	11/6/2023	—		—
	8/11/2016	145,860	(12)	104,140	0.80	8/11/2026	—		—
	5/30/2018	—	(16)	560,000	1.65	5/30/2028	—		—

James B.	2/26/2014	190,000	(10)	—	14.03	2/26/2024	—		—
Boyd	3/1/2016	137,499	(11)	12,501	1.23	3/1/2026	—		—
	11/16/2016	104,184	(13)	95,816	2.34	11/16/2026	—		—
	8/15/2017	—		—	—	—	83,328	(15)	122,492
	5/30/2018	—	(16)	150,000	1.65	5/30/2028	—		—

Kevin
Hammill	5/7/2018	—	(15)	400,000	1.73	5/7/2028	—		—

(1)	The option vested with respect to 100% of the total shares subject to the option on the vesting commencement date of January 1, 2010.

(2)	The options vested with respect to 100% of the total shares subject to the option on the vesting commencement date of January 1, 2011.

(3)	The options vested with respect to one-quarter of the total shares subject to the option on the first anniversary of the vesting commencement date of January 1, 2011, and with respect to 1/48th of the total shares subject to the options monthly thereafter for 36 months, such that all the shares were fully vested upon the fourth anniversary of the options’ vesting commencement date.

(4)	The options vest with respect to 1/60th of the total shares subject to the options one month after the vesting commencement date of November 1, 2011, and with respect to 1/60th of the total shares subject to the options monthly thereafter for 59 months, such that all the shares will be fully vested upon the fifth anniversary of the options’ vesting commencement date.

(5)	The options vested with respect to 100% of the total shares subject to the options on the vesting commencement date of February 20, 2012.

(6)	The options vest with respect to one-quarter of the total shares subject to the options on October 18, 2013, and with respect to 1/48th of the total shares subject to the options monthly thereafter for 36 months, such that all the shares were fully vested upon the fourth anniversary of the options’ vesting commencement date.

(7)	The options vest with respect to one-quarter of the total shares subject to the options on August 1, 2014, and with respect to 1/48th of the total shares subject to the options monthly thereafter for 36 months, such that all the shares will be fully vested upon the fourth anniversary of the options’ vesting commencement date.

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(8)	The options vest with respect to one-quarter of the total shares subject to the options on September 27, 2014, and with respect to 1/48th of the total shares subject to the options monthly thereafter for 36 months, such that all the shares will be fully vested upon the fourth anniversary of the options’ vesting commencement date.

(9)	The options vested with respect to one-quarter of the total shares subject to the option on November 6, 2014, and with respect to 1/48th of the total shares subject to the option monthly thereafter for 36 months, such that all the shares were fully vested upon the fourth anniversary of the option’s vesting commencement date.

(10)	The option vests with respect to one-quarter of the total shares subject to the option on February 26, 2015, and with respect to 1/48th of the total shares subject to the option monthly thereafter for 36 months, such that all the shares will be fully vested upon the fourth anniversary of the option’s vesting commencement date.

(11)	The option vests with respect to one-third of the total shares subject to the option on March 1, 2017, and with respect to 1/36th of the total shares subject to the option monthly thereafter for 24 months, such that all the shares will be fully vested upon the third anniversary of the option’s vesting commencement date.

(12)	The option vests with respect to one-quarter of the total shares subject to the option on August 11, 2017, and with respect to 1/48th of the total shares subject to the option monthly thereafter for 36 months, such that all the shares will be fully vested upon the fourth anniversary of the option’s vesting commencement date.

(13)	The option vests with respect to one-quarter of the total shares subject to the option on November 16, 2017, and with respect to 1/48th of the total shares subject to the option monthly thereafter for 36 months, such that all the shares will be fully vested upon the fourth anniversary of the option’s vesting commencement date.

(14)	The restricted stock units vest with respect to 1/36 of the total shares subject to the grant monthly for 36 months. Vested shares will be delivered to the reporting person upon the earlier of the reporting person’s separation of service with the Company or immediately prior to a change in control event.

(15)	The option vests with respect to one-quarter of the total shares subject to the option on May 3, 2019, and with respect to 1/48th of the total shares subject to the option monthly thereafter for 36 months, such that all the shares will be fully vested upon the fourth anniversary of the option’s vesting commencement date.

(16)	The option vests with respect to one-quarter of the total shares subject to the option on May 30, 2019, and with respect to 1/48th of the total shares subject to the option monthly thereafter for 36 months, such that all the shares will be fully vested upon the fourth anniversary of the option’s vesting commencement date.

Option Exercises and Stock Vested

The following table shows information regarding the vesting during 2018 of RSUs previously granted to the named executive officers.

	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)(1)	VALUE REALIZED ON VESTING ($)(2)
Pamela G. Marrone, Ph.D.	57,353	42,482.45	40,704	79,372.80
James B. Boyd	—	—	34,373	67,027.35
Kevin Hammill	—	—	—	—

(1)	Represents shares subject to RSUs that vested in 2018. Vested shares will be delivered to the named executive officer upon the earlier of her or his separation of service with the Company or immediately prior to a change in control event.

(2)	The dollar amounts shown in this column are determined by multiplying the number of shares that vested by the per share closing price of our common stock on the vesting date.

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Employment Agreements

We have entered into an employment offer letter with each of Dr. Marrone, Mr. Boyd and Mr. Hammill, as described below. We have also entered into employee proprietary information and inventions assignment agreements with each of our named executive officers, under which each of them has agreed not to disclose our confidential information or induce us to use proprietary information or trade secrets of others at any time.

Pamela G. Marrone, Ph.D.

Effective as of June 29, 2006, we entered into an offer letter with Pamela G. Marrone, Ph.D., our Chief Executive Officer. Under the offer letter, Dr. Marrone was entitled to an annual base salary, which had been $300,000 since our initial public offering in 2013, but was increased by our board of directors to $350,000 effective May 3, 2018. Dr. Marrone is eligible for our benefit programs on the same terms as our other executives, including eligibility under our bonus program. In addition, in accordance with the terms of the offer letter, our board of directors granted Dr. Marrone a restricted stock award of 97,424 shares, which completely vested on June 29, 2010, and an option to purchase 53,378 shares of our common stock on May 1, 2007, which completely vested on May 1, 2011.

The letter agreement provides that either party may terminate the employment arrangement for any reason or no reason, but four weeks’ notice is requested if the agreement is terminated by Dr. Marrone. In addition, the agreement provides that if we actively or constructively terminate Dr. Marrone’s employment without cause (whether or not in connection with a change of control), Dr. Marrone will be eligible to receive:

●	an amount equal to twelve months of her then-current annual base salary payable in the form of salary continuation; and

●	medical and dental coverage, plus disability and life insurance premiums, for a period of twelve months following her termination.

James B. Boyd

Effective as of February 26, 2014, we entered into an offer letter with James B. Boyd, our President and Chief Financial Officer. Under the offer letter, Mr. Boyd was entitled to an annual base salary of $240,000, which was increased to $285,000 effective as of August 15, 2017 and further increased to $300,000 effective as of May 3, 2018. Mr. Boyd is eligible for our benefit programs, vacation benefits, medical benefits and 401(k) plan participation. In addition, in satisfaction of obligations to Mr. Boyd in the offer letter with respect to option awards, our board of directors granted Mr. Boyd an option to purchase 190,000 shares of our common stock on February 13, 2014, which vests, subject to continued employment on each vesting date, with respect to one-quarter of the total shares subject to the option on the first anniversary of the option’s vesting commencement date of February 26, 2014 and with respect to 1/48th of the total shares subject to the option monthly thereafter for 36 months, such that all shares subject to the option will be fully vested on the fourth anniversary of such option’s vesting commencement date.

The offer letter also provided for a $10,000 signing bonus upon Mr. Boyd’s acceptance, relocation expenses of $20,000 and three months temporary housing. The letter agreement provides that either party may terminate the employment arrangement for any reason or no reason, but four weeks’ notice is requested if Mr. Boyd terminates his employment. In addition, the agreement provides that if we actively or constructively terminate Mr. Boyd’s employment without cause (whether or not in connection with a change of control), Mr. Boyd will be eligible to receive:

●	an amount equal to six months of his then-current annual base salary payable in the form of salary continuation; and

●	medical and dental coverage, plus disability and life insurance premiums, for a period of six months following his termination.

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Effective March 3, 2015, Mr. Boyd’s terms of employment were revised pursuant to a letter agreement to increase his base salary to $250,000 and to provide for certain payments in the event of a termination in connection with a change in control. Such change in control provisions were superseded by the change in control agreement discussed below.

Effective August 15, 2017, we promoted Mr. Boyd to President and Chief Financial Officer. In connection with the promotion, we entered into a letter agreement with Mr. Boyd, also effective August 15, 2017, pursuant to which Mr. Boyd’s base salary was increased from $250,000 to $285,000, provided that Mr. Boyd has agreed to defer his salary increase until the satisfaction of certain contingencies described in the letter agreement. In addition, Mr. Boyd was granted 150,000 RSUs, which will vest in equal monthly increments over a period of three years from the grant date. Furthermore, Mr. Boyd remains eligible for our bonus plan, under which Mr. Boyd’s bonus can be up to 40% of his base salary.

Kevin Hammill

Effective as of May 7, 2018, we entered into an offer letter with Kevin Hammill, our Chief Commercial Officer. Under the offer letter, Mr. Hammill is entitled to annual base salary of $320,000, and is eligible for our benefit programs, vacation benefits, medical benefits and 401(k) plan participation. In addition, in satisfaction of obligations to Mr. Hammill in the offer letter with respect to option awards, our board of directors granted Mr. Hammill an option to purchase 400,000 shares of our common stock on May 7, 2018, which vests, subject to continued employment on each vesting date, with respect to one-quarter of the total shares subject to the option on the first anniversary of the option’s vesting commencement date of May 7, 2019 and with respect to 1/48th of the total shares subject to the option monthly thereafter for 36 months, such that all shares subject to the option will be fully vested on the fourth anniversary of such option’s vesting commencement date.

The letter agreement provides that either party may terminate the employment arrangement for any reason or no reason, but two weeks’ notice is requested if Mr. Hammill terminates his employment. In addition, the agreement provides that if we actively or constructively terminate Mr. Hammill’s employment without cause (whether or not in connection with a change of control), Mr. Hammill will be eligible to receive:

●	an amount equal to six months of her then-current annual base salary payable in the form of salary continuation; and

●	medical and dental coverage, plus disability and life insurance premiums, for a period of six months following his termination.

Mr. Hammill is also eligible for our bonus plan, under which Mr. Hammill’s bonus can be up to 40% of his salary.

Change in Control Agreements

Effective as of June 17, 2016, we entered into a change in control agreement with each of Dr. Marrone and Mr. Boyd, each an Agreement and together, the Agreements. The Agreements provide each of Dr. Marrone and Mr. Boyd, respectively, with the right to receive certain benefits if, in connection with a Change in Control (as defined in each Agreement), such executive terminates his or her employment with the Company for good reason or the Company terminates his or her employment without cause. Each Agreement provides that in such an event: (i) the executive will receive a single lump sum severance payment equal to twelve months of the executive’s annual salary; (ii) all outstanding and unvested equity compensation awards held by the executive will vest; (iii) the executive will receive a lump sum bonus payment in an amount equal to 16.7% of the executive’s then-current base salary, prorated based on the percentage of the current year completed prior to termination; and (iv) the Company will pay for health continuation coverage premiums for the executive and his or her family members for twelve months following the date of termination.

The benefits provided for in the Agreements as described above are subject to the executive’s delivery of a release of claims reasonably acceptable to the Company. Under the Agreements, each executive is also subject to non-solicitation and non-disparagement obligations during employment with the Company and for one and two years, respectively, following termination.

The Agreements supersede and replace the provisions of each executive’s employment offer letter as to any matters expressly covered by the applicable Agreement, as well Mr. Boyd’s letter agreement effective March 3, 2015, discussed above. However, each executive’s employment offer letter shall continue to apply to any matters not expressly covered by the applicable Agreement.

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Compensation Risk Management

We have considered the risks associated with our compensation policies and practices for all employees, and we believe we have designed our compensation policies and practices in a manner that does not create incentives that could lead to excessive risk taking that would have a material adverse effect on our Company.

Employee Benefit and Stock Plans

Marrone Bio Innovations, Inc. Stock Option Plan

We established the Marrone Bio Innovations, Inc. Stock Option Plan, which we refer to as the 2006 Plan, effective as of July 26, 2006. We ceased granting options under our 2006 Plan after, and the 2006 Plan terminated upon, the adoption of our 2011 Plan on July 19, 2011. Our 2006 Plan provided for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, to our employees and any parent and subsidiary corporations’ employees, and for the grant of non-qualified stock options to our employees, outside directors and consultants and our parent and subsidiary corporations’ employees and consultants.

Administration: Our board of directors administered our 2006 Plan. The administrator’s powers include the power to: determine the fair market value of our common stock; select the individuals to whom options may be granted; determine the number of shares of stock covered by each option; approve forms of award agreement; determine the terms and conditions of options granted to employees and consultants (e.g., the exercise price, the times when options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any option or the underlying shares of stock); reduce the exercise price of any option granted to employees and consultants to the then current fair market value of our common stock if such fair market value has declined since the date of grant; prescribe, amend and rescind rules and regulations relating to our 2006 Plan; modify or amend each option; institute an option exchange program; and make all other determinations deemed necessary or advisable for administering our 2006 Plan.

Transferability of Options: Our 2006 Plan allows for the transfer of options only (i) by will; and (ii) by the laws of descent and distribution. Only the recipient of an option may exercise such option during his or her lifetime.

Certain Adjustments: In the event of certain changes in our capitalization our board of directors will make adjustments to one or more of (i) the number of shares that are covered by outstanding options; (ii) the exercise price of outstanding options, and (iii) the numerical share limits contained in our 2006 Plan. In the event of our complete liquidation or dissolution, recipients must be notified at least ten (10) days prior to the proposed transaction and may exercise all vested and unvested options until ten (10) days prior to such transaction; all outstanding options will terminate immediately prior to the consummation of such transaction.

Corporate Transactions: Our 2006 Plan provides that in the event of a corporate transaction, as defined in our 2006 Plan, each outstanding option will become immediately vested. In the event of a corporate transaction involving a merger or sale of assets, options will be exercisable for a period of fifteen (15) days from the date that notice of the transaction is provided; the option will then terminate upon the expiration of that period.

2011 Stock Plan

We established our 2011 Stock Plan, which we refer to as the 2011 Plan, effective as of July 19, 2011. Our 2011 Plan provided for the grant of incentive stock options, within the meaning of Section 422 of the Code, to our employees and any parent and subsidiary corporations’ employees, and for the grant of non-qualified stock options and stock purchase rights to our employees, directors and consultants and any parent and subsidiary corporations’ employees, directors and consultants. We ceased granting options under our 2011 Plan after, and the 2011 Plan terminated upon, the adoption of our 2013 Plan on August 1, 2013.

Administration: Our board of directors administered our 2011 Plan. The administrator’s powers include the power to: determine the persons to whom, and the times at which, awards shall be granted and the number of shares of our common stock subject to each award; determine the fair market value of our common stock; determine the terms, conditions and restrictions applicable to each award (e.g. the exercise price, the method of payment, the method for satisfaction of any tax withholding obligation, the timing, terms and conditions of the exercisability and vesting of the award, the time of the expiration of the award, and the effect of the recipient’s termination of service); approve forms of award agreement; amend, modify, extend, cancel or renew any award or waive any restrictions or conditions applicable to any award; accelerate, continue, extend or defer the exercisability of any award; prescribe, amend or rescind rules guidelines and policies relating to the 2011 Plan; and make all other determinations and take such other actions with respect to the 2011 Plan or any award as it deems advisable and that is consistent with applicable law, regulations and rules.

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Stock Options: Our 2011 Plan allowed for the grant of incentive stock options that qualify under Section 422 of the Code only to our employees and employees of any parent or subsidiary of ours. Non-qualified stock options could be granted to our employees, directors, and consultants and those of any parent or subsidiary of ours. The exercise price of all options granted under our 2011 Plan was required to be at least equal to the fair market value of our common stock on the date of grant. The term of an option may not exceed ten (10) years, except that with respect to any employee who owns more than ten percent (10%) of the voting power of all classes of our outstanding stock or the outstanding stock of any parent or subsidiary corporation as of the grant date (i) the term of an incentive stock option must not exceed five (5) years; and (ii) the exercise price of an incentive stock option must equal at least one hundred ten percent (110%) of the fair market value of our common stock on the grant date.

After the continuous service of an employee, director or consultant terminates, he or she may exercise his or her option, to the extent vested, for the period of time specified in the award agreement. If his or her continuous service terminates for cause, however, the option shall immediately terminate. An option may not be exercised later than the expiration of its term.

Stock Purchase Rights: Our 2011 Plan allowed for the grant of stock purchase rights. Stock purchase rights are rights to purchase our common stock for at least one hundred percent (100%) of the fair market value of our common stock and which are exercisable for thirty (30) days from the date of grant. The purchase price of a stock purchase right may be paid in cash or in the form of services rendered. The board of directors may subject a stock purchase right to vesting conditions.

Transferability of Awards: Our 2011 Plan allowed for the transfer of awards only (i) by will; (ii) by the laws of descent and distribution and (iii) for non-qualified stock options, to the extent authorized by the board of directors. Only the recipient of an award may exercise such award during his or her lifetime except that non-qualified stock options may be transferred to certain trusts and certain family members.

Certain Adjustments: In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the 2011 Plan, the board of directors will make adjustments to one or more of (i) the number and class of shares subject to the 2011 Plan and that are covered by outstanding awards; (ii) the exercise price of outstanding awards and (iii) the incentive stock option share limit contained in the 2011 Plan.

Changes in Control: Our 2011 Plan provides that in the event of a change in control, as defined in the 2011 Plan, the board of directors, in its discretion may provide that (i) the vesting and exercisability of any outstanding awards shall accelerate; or (ii) that each outstanding award (including, at the board of directors’ discretion, unvested awards) shall be cashed out; payment due with respect to unvested awards would then be payable in accordance with the existing vesting schedule. Further, the successor corporation may assume or substitute an equivalent award for each outstanding award; if the successor corporation does not do so, awards held by recipients who have not terminated employment with us will vest in full as of the change in control.

2013 Stock Incentive Plan

In August 2013, our board of directors adopted the 2013 Stock Incentive Plan, as subsequently amended in May 2018 (which we refer to as our 2013 Plan). The 2013 Plan serves as the successor to our 2011 Plan. Our 2013 Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Code, to our employees and any parent and subsidiary corporations’ employees, and for the grant of non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units and dividend equivalent rights to our employees, directors and consultants and our parent and subsidiary corporations’ employees, directors and consultants.

Shares: Upon the ratification of its amendment by our shareholders in May 2018, the 2013 Plan authorized a total of 14,452,472 shares of our common stock for issuance. In addition, the number of shares authorized for issuance pursuant to the 2013 Plan will be increased by any additional shares that would otherwise return to the 2011 Plan after the date of adoption of the 2013 Plan as a result of the forfeiture, termination or expiration of awards previously granted under the 2011 Plan. Further, our 2013 Plan provides for annual increases in the number of shares available for issuance thereunder equal to the least of (i) 3.5% of the number of shares of the Company’s common stock outstanding on the last day of the immediately preceding fiscal year or (ii) a lesser number of shares determined by the administrator. Based on and subject to the foregoing, as of January 1, 2019, including such annual increase, 18,446,640 shares of our common stock, plus any additional shares which are subject to options granted under our 2011 Plan but are forfeited or otherwise terminate or expire subsequent to January 1, 2019, were authorized for issuance pursuant to the 2013 Plan. In addition, as of January 1, 2019, under the 2013 Plan, 8,282,242 shares of common stock were issuable upon the exercise of outstanding options and settlement of RSUs granted and 10,051,837 additional shares of common stock were reserved for issuance pursuant to future grants.

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Administration: Our board of directors or a committee of our board of directors administers our 2013 Plan. In the case of awards intended to qualify as “performance based compensation” within the meaning of Section 162(m) of the Code, the committee consists of two (2) or more “outside directors” within the meaning of Section 162(m) of the Code. The administrator has the power to determine and interpret the terms and conditions of the awards, including the employees, directors and consultants who will receive awards, the exercise price, the number of shares subject to each such award, the vesting schedule and exercisability of the awards, the restrictions on transferability of awards and the form of consideration payable upon exercise. The administrator also has the authority to institute an exchange program whereby the exercise prices of outstanding awards may be reduced or outstanding awards may be surrendered or cancelled in exchange for other awards of the same type (which may have higher or lower exercise prices) or awards of a different type.

Stock Options: Our 2013 Plan allows for the grant of incentive stock options that qualify under Section 422 of the Code only to our employees and employees of any parent or subsidiary of ours. Non-qualified stock options may be granted to our employees, directors and consultants and those of any parent or subsidiary of ours.

The exercise price of all options granted under our 2013 Plan must at least be equal to the fair market value of our common stock on the date of grant. The term of an incentive stock option may not exceed ten (10) years, except that with respect to any employee who owns more than ten percent (10%) of the voting power of all classes of our outstanding stock or any parent or subsidiary corporation as of the grant date, the term must not exceed five (5) years and the exercise price must equal at least one hundred ten percent (110%) of the fair market value on the grant date.

After the continuous service of an employee, director or consultant terminates, he or she may exercise his or her option, to the extent vested, for the period of time specified in the option agreement. However, an option may not be exercised later than the expiration of its term.

Stock Appreciation Rights: Our 2013 Plan allows for the grant of stock appreciation rights. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the date of grant and the exercise date. The administrator will determine the terms of stock appreciation rights, including when such rights become exercisable and whether to pay the increased appreciation in cash or with shares of our common stock, or a combination thereof, except that the base appreciation amount for the cash or shares to be issued pursuant to the exercise of a stock appreciation right will be no less than one hundred percent (100%) of the fair market value per share on the date of grant. After the continuous service of an employee, director or consultant terminates, he or she may exercise his or her stock appreciation right, to the extent vested, only to the extent provided in the stock appreciation right agreement.

Restricted Stock Awards: Our 2013 Plan allows for the grant of restricted stock. Restricted stock awards are shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant. The administrator may impose whatever conditions on vesting it determines to be appropriate. For example, the administrator may set restrictions based on the achievement of specific performance goals. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units: Our 2013 Plan allows for the grant of restricted stock units. Restricted stock units are awards that will result in payment to a recipient at the end of a specified period only if the vesting criteria established by the administrator are achieved or the award otherwise vests. The administrator may impose whatever conditions to vesting, restrictions and conditions to payment it determines to be appropriate. The administrator may set restrictions based on the achievement of specific performance goals or on the continuation of service or employment. Payments of earned restricted stock units may be made, in the administrator’s discretion, in cash, with shares of our common stock or other securities, or a combination thereof.

Dividend Equivalent Rights: Our 2013 Plan allows for the grant of dividend equivalent rights. Dividend equivalent rights are awards that entitle the recipients to compensation measured by the dividends we pay with respect to our common stock.

Transferability of Awards: Our 2013 Plan allows for the transfer of awards under the 2013 Plan only (i) by will; (ii) by the laws of descent and distribution and (iii) for awards other than incentive stock options, to the extent authorized by the administrator. Only the recipient of an incentive stock option may exercise such award during his or her lifetime.

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Certain Adjustments: In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the 2013 Plan, the administrator will make adjustments to one or more of the number or class of shares that are covered by outstanding awards, the exercise or purchase price of outstanding awards, the numerical share limits contained in the 2013 Plan and any other terms that the administrator determines require adjustment. In the event of our complete liquidation or dissolution, all outstanding awards will terminate immediately upon the consummation of such transaction.

Corporate Transactions and Changes in Control: Our 2013 Plan provides that in the event of a corporate transaction, as defined in the 2013 Plan, each outstanding award will terminate upon the consummation of the corporate transaction to the extent that such awards are not assumed by the acquiring or succeeding corporation. Prior to or upon the consummation of a corporate transaction or a change in control, as defined in the 2013 Plan, an outstanding award may vest, in whole or in part, to the extent provided in the award agreement or as determined by the administrator in its discretion. The administrator may condition the vesting of an award upon the subsequent termination of the recipient’s service or employment within a specified period of time following the consummation of a corporate transaction or change in control. The administrator will not be required to treat all awards similarly in the event of a corporate transaction or change in control.

Plan Amendments and Termination: Our 2013 Plan will automatically terminate ten (10) years following the date it became effective (in 2023) unless we terminate it sooner. In addition, our board of directors has the authority to amend, suspend or terminate the 2013 Plan provided such action does not impair the rights under any outstanding award unless mutually agreed to in writing by the recipient and us.

Equity Compensation Plan Information

Information, as of December 31, 2018, regarding equity compensation plans approved and not approved by stockholders is summarized in the following table:

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED- AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(1)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (a))(2)
	(a)	(b)
Equity compensation plans approved by security holders	8,282,242	$3.04	6,174,668	8,282,242
Equity compensation plans not approved by security holders	—	—	—	—

Total	8,282,242	$3.04	6,174,668	8,282,242

(1)	Represents weighted average exercise price of outstanding options.
(2)	Consists of shares available for issuance under our 2013 Stock Incentive Plan.

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401(k) Plan

We maintain a 401(k) retirement savings plan. Each participant who is a U.S. employee may contribute to the 401(k) plan, through payroll deductions, up to a statutorily prescribed annual limit imposed by the Internal Revenue Service (which limit was $18,000 in 2016). All amounts contributed by employee participants and earnings on these contributions are fully vested at all times and are not taxable to participants until withdrawn. Employee participants may elect to invest their contributions in various established funds. We may make contributions to the accounts of plan participants.

Limitations of Liability and Indemnification Matters

We have adopted provisions in our current certificate of incorporation that limit or eliminate the liability of our directors for monetary damages for breach of their fiduciary duties, except for liability that cannot be eliminated under the Delaware General Corporation Law. Accordingly, our directors will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except with respect to the following:

●	any breach of their duty of loyalty to us or our stockholders;

●	acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

●	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

●	any transaction from which the director derived an improper personal benefit.

This limitation of liability does not apply to liabilities arising under the federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission. If Delaware law is amended to authorize the further elimination or limiting of director liability, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law as so amended.

Our certificate of incorporation and our bylaws also provide that we shall indemnify our directors and executive officers and shall indemnify our other officers and employees and other agents to the fullest extent permitted by law. We believe that indemnification under our bylaws covers at least negligence and gross negligence on the part of indemnified parties. Our bylaws, as currently in effect, also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in this capacity, regardless of whether our bylaws would permit indemnification.

We have entered and intend to continue to enter into separate indemnification agreements with certain of our directors and executive officers that are, in some cases, broader than the specific indemnification provisions provided by Delaware law and our charter documents, and may provide additional procedural protection. These agreements will require us, among other things, to:

●	indemnify officers and directors against certain liabilities that may arise because of their status as officers and directors;

●	advance expenses, as incurred, to officers and directors in connection with a legal proceeding subject to limited exceptions; and

●	cover officers and directors under any general or directors’ and officers’ liability insurance policy maintained by us.

We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and executive officers. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, or the Securities Act, may be permitted to directors, officers or persons controlling our Company pursuant to the foregoing provisions, the opinion of the Security and Exchange Commission (the “SEC”) is that such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

In addition, we maintain standard policies of insurance under which coverage is provided to our directors and officers against loss arising from claims made by reason of breach of duty or other wrongful act, and to us with respect to payments which may be made by us to such directors and officers pursuant to the above indemnification provisions or otherwise as a matter of law. We also make available standard life insurance and accidental death and disability insurance policies to our employees.

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PROPOSAL TWO

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act added Section 14A to the Exchange Act requiring that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Prior to casting your vote on this proposal, we encourage you to read the “Executive Compensation” section of this proxy statement (beginning on page 14) for a discussion of our policies and practices relating to the compensation of our Named Executive Officers.

The Compensation Committee believes that the objectives of our executive compensation program, as they relate to our Named Executive Officers, are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives. In addition, the compensation committee believes that our executive compensation program, as it relates to our Named Executive Officers, achieves an appropriate balance between fixed compensation and variable incentive compensation, pays for performance and promotes an alignment between the interests of our Named Executive Officers and our stockholders. Accordingly, we are asking our stockholders to approve the compensation of our Named Executive Officers.

This vote is advisory, which means that the vote on executive compensation is not binding on the Company, our board of directors or the compensation committee. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our Named Executive Officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. To the extent there is a significant vote against our Named Executive Officer compensation as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address our stockholders’ concerns.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the annual meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2019 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Executive Compensation Tables and other related disclosure.”

Recommendation

The board of directors recommends a vote “FOR” the approval of the compensation of our Named Executive Officers, as disclosed in this proxy statement.

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PROPOSAL three

NON-BINDING, ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also provides that stockholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek an advisory vote on the compensation of our Named Executive Officers as disclosed in accordance with the SEC’s compensation disclosure rules, which we refer to as an advisory vote on executive compensation. By voting on this Proposal Three, stockholders may indicate whether they would prefer that we seek future advisory votes on executive compensation once every one, two, or three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal.

In consideration of good corporate governance, the board of directors has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate for the Company, and therefore the board of directors recommends that you vote for a three-year interval for the advisory vote on executive compensation. The Company’s compensation programs for our Named Executive Officers are designed to motivate executives to achieve short- and long-term corporate goals that enhance stockholder value. Our board of directors believes that a three-year interval will provide stockholders with a sufficient amount of time to evaluate the effectiveness of our compensation policies over time, allowing stockholders to compare the Company’s compensation program to the long-term performance of the Company while minimizing the impact of short-term variations in our compensation and business results. Holding an advisory vote every three years will also give us more time to implement changes to our compensation policies between votes, to the extent that changes are appropriate, and will provide the time necessary for implemented changes to take effect and the effectiveness of such changes to be properly assessed. The board of directors believes anything less than a triennial vote will yield a short-term mindset and detract from the long-term interests and goals of the Company. The Company recognizes that the stockholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our stockholders as to their preferences on the frequency of an advisory vote on executive compensation.

Stockholders may cast a vote on the preferred voting frequency by selecting the option of one year, two years, or three years (or abstain) when voting in response to the resolution set forth below.

“RESOLVED, that the stockholders determine, on an advisory basis, that the preferred frequency of an advisory vote on the executive compensation of the Company’s Named Executive Officers as set forth in the Company’s Proxy Statement for the 2019 Annual Meeting of Stockholders should be every year, every two years, or every three years, as decided by the plurality vote of the stockholders voting.”

This vote is advisory and not binding on the board of directors or the Company in any way, however the board of directors and the compensation committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation. The board of directors may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our stockholders.

Recommendation

The board of directors recommends a vote for the option of every THREE YEARS as the preferred frequency with which stockholders are provided with an advisory vote on executive compensation.

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PROPOSAL FOUR

APPROVAL OF THE MARRONE BIO INNOVATIONS, INC.

2019 EMPLOYEE STOCK PURCHASE PLAN

General

Stockholders are being asked to approve the Marrone Bio Innovations, Inc. 2019 Employee Stock Purchase Plan (the “ESPP”). The purpose of the ESPP is to allow the Company to provide eligible employees of the Company and its participating parents and subsidiaries with the opportunity to purchase common stock of the Company at a discount from the then current market price through accumulated payroll deductions. The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code.

The ESPP was adopted by the Board of Directors, subject to approval by the Company’s stockholders at the 2019 annual meeting of stockholders. If approved by stockholders, the ESPP will become effective June 1, 2019.

Under the ESPP, eligible employees may authorize payroll deductions of up to 15% of eligible compensation for the purchase of the Company’s common stock on specified purchase dates established by the plan administrator. Initially, the Company intends to have six-month offering periods, commencing January 1 and July 1 of each year, with the first offering period beginning July 1, 2019. The purchase price for shares in an offering period may be equal to either (1) 85% of the fair market value of a share of our common stock on the date of purchase or (2) 85% of the fair market value of a share of our common stock on the first day of the offering period or the purchase date, whichever is lower. Unless determined otherwise by the plan administrator, the purchase price will be equal to 85% of the fair market value of a share of our common stock on the first day of the offering period or the purchase date, whichever is lower.

A general description of the ESPP is set forth below, but the summary is qualified in its entirety by reference to the full text of the ESPP, a copy of which is attached to this Proxy Statement as Appendix A and is incorporated herein by reference.

Administration

The ESPP may be administered by the Board or a committee of the Board designated from time to time by resolution of the Board, which we refer to in this proposal as the “plan administrator.” The plan administrator has full authority to adopt such rules and procedures as it may deem necessary for the proper plan administration and to interpret the provisions of the ESPP, including the authority to determine whether the purchase price for any purchase period will be equal to the lower of: (1) 85% of the fair market value of a share of our common stock on the date of purchase or (2) 85% of the fair market value of a share of our common stock on the first day of the offering period or the purchase date. To the extent permitted by applicable law, the Compensation Committee may delegate its authority under the ESPP.

Shares Available Under the ESPP

A total of one million (1,000,000) shares of common stock are authorized for under the ESPP, subject to adjustment in the event of a stock split, reverse stock split, stock dividend, combination or reclassification or similar event. The ESPP’s share limit will be increased effective January 1 of each year commencing January 1, 2020 by an amount equal to the least of: (i) one percent (1%) of the outstanding shares of common stock on the last day of the immediately preceding calendar year; and (ii) a lesser number of shares determined by the plan administrator.

Offering Periods

The ESPP will initially provide only one offering period during each six-month period beginning each January 1 and July 1. The plan administrator may alter the duration of future offering periods in advance without stockholder approval. Each participant is granted a separate purchase right to purchase shares of common stock for each offering period in which he or she participates. Purchase rights under the ESPP are granted on the start date of each offering period and are automatically exercised on the last day of the offering period. Each purchase right entitles the participant to purchase the whole number of shares of common stock obtained by dividing the participant’s payroll deductions for the offering period by the purchase price in effect for such period.

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Eligibility

Except as described in this paragraph with respect to certain foreign employees, all employees of the Company and any designated parent or subsidiary who are regularly expected to work for more than 20 hours per week for more than five months per calendar year and who have been employed for such continuous period as the plan administrator may require (which period must be less than two years) are eligible to participate in the ESPP. An eligible employee may only join an offering period in advance of the start date of that period. Designated parents and subsidiaries include any parent or subsidiary corporations of the Company, whether now existing or hereafter organized, which elect, with the approval of the plan administrator, to extend the benefits of the ESPP to their eligible employees. Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether he or she is also a citizen of the United States or a resident alien (within the meaning of Section 7701(b)(1)(A) of the Internal Revenue Code)) are ineligible to participate in the ESPP if his or her participation is prohibited under the laws on the applicable non-U.S. jurisdiction or if complying with the laws of the applicable non-U.S. jurisdiction would cause the ESPP or an offering to violate Section 423 of the Internal Revenue Code.

As of April 11, 2019, approximately 119 of the Company’s employees were expected to be eligible to participate in the ESPP.

Purchase Provisions

Each participant in the ESPP may authorize periodic payroll deductions that may not exceed 15% of his or her compensation, which is defined in the ESPP to include the regular U.S. payroll base salary, unless the plan administrator determines otherwise. Unless otherwise determined by the plan administrator, compensation will not include overtime, bonuses, annual awards, other incentive payments, reimbursements or other expense allowances, loan forgiveness, fringe benefits, moving expenses, deferred compensation, or contributions (other than contributions under a 401(k) or cafeteria plan). A participant may reduce his or her rate of payroll deductions during an offering period, subject to the rules set by the plan administrator.

On the last day of each offering period, the accumulated payroll deductions of each participant are automatically applied to the purchase shares of common stock at the purchase price in effect for that period.

Purchase Price

The purchase price per share at which common stock is purchased on the participant’s behalf for each offering period may be equal to either (1) 85% of the fair market value of a share of our common stock on the date of purchase or (2) 85% of the fair market value of a share of our common stock on the first day of the offering period or the purchase date, whichever is lower. Unless determined otherwise by the plan administrator, the purchase price will be equal to 85% of the fair market value of a share of our common stock on the first day of the offering period or the purchase date, whichever is lower.

Valuation

The fair market value of the common stock on a given date is the closing sales price of the common stock on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC as of such date. As of April 11, 2019, the fair market value of a share of the Company’s common stock as reported on the Nasdaq Capital Market was $1.48.

Special Limitations

The ESPP imposes certain limitations upon a participant’s right to acquire common stock, including the following limitations:

●	No purchase right may be granted to any individual, immediately after such grant, would own stock (including stock purchasable under any outstanding options or purchase rights) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

●	No purchase right granted to a participant may permit such individual to purchase common stock at a rate which exceeds $25,000 worth of such common stock (valued at the time such purchase right is granted) for each calendar year.

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Termination of Purchase Rights

A participant’s purchase right immediately terminates upon such participant’s loss of eligible employee status, and his or her accumulated payroll deductions for the offering period in which the purchase right terminates are refunded. A participant may withdraw from an offering period by giving advance notice prior to the end of that period and his or her accumulated payroll for the offering period in which withdrawal occurs may be refunded.

Assignability

No purchase right will be assignable or transferable (other than by will or the laws of descent and distribution) and will be exercisable only by the participant.

Corporate Transaction

In the event of a proposed sale of all or substantially all of the assets of the Company or certain mergers, (each, a “Corporate Transaction”) during an offering period, all outstanding purchase rights shall be assumed by the successor corporation (or a parent or subsidiary thereof), unless the plan administrator determines, in its sole discretion, to shorten the offering period then in-effect to a new purchase date. If the plan administrator shortens the offering period then in progress to a new purchase date, the plan administrator will provide notice to each participant that (i) his or her purchase right will be automatically exercised on the new purchase date or (ii) the Company will pay to him or her, on the new purchase date, cash, cash equivalents, or property as determined by the plan administrator that is equal to the difference in the fair market value of the shares of common stock covered by his or her purchase right and the purchase price due had the purchase right been automatically exercised on the new purchase date.

Changes in Capitalization

In the event any change is made to the outstanding shares of common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, other increases or decreases in the number of shares of common stock outstanding effected without the Company’s receipt of consideration or similar transactions, the plan administrator may make appropriate adjustments to (i) the maximum number of securities issuable under the ESPP and (ii) the number of securities subject to each outstanding purchase right and the purchase price payable per share thereunder.

Amendment and Termination

The ESPP will terminate ten years after it becomes effective, unless terminated earlier by the plan administrator.

The plan administrator may at any time terminate or amend the ESPP. To the extent required by Section 423 of the Internal Revenue Code (or any successor rule or provision or any other applicable law), the Company will seek stockholder approval of amendments in such a manner and to such a degree as so required.

New Plan Benefits

Because the number of shares of common stock issued under the ESPP depends on the level of participation by its participants, we cannot determine the number of shares of common stock that may be awarded in the future to eligible employees.

Federal Income Tax Consequences

The following summary briefly describes U.S. federal income tax consequences of rights under the ESPP, but is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, and does not address any local, state or other country laws. Therefore, participants should not rely on this summary for individual tax compliance, planning or decisions. Participants in the ESPP should consult their own professional tax advisors concerning tax aspects of rights under the ESPP. Nothing in this Proxy Statement is written or intended to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. The discussion below concerning tax deductions that may become available to the Company under U.S. federal tax law is not intended to imply that the Company will necessarily obtain a tax benefit or asset from those deductions. Taxation of equity-based payments in other countries is complex, does not generally correspond to U.S. federal tax laws, and is not covered by the summary below.

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The ESPP is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company in connection with the grant or exercise of an outstanding purchase right.

Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the ESPP or in the event the participant should die while still owning the purchased shares.

If the participant sells or otherwise disposes of the purchased shares within two (2) years after the start date of the offering period in which such shares were acquired or within one (1) year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of such sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company generally will be entitled to an income tax deduction, for the taxable year in which such sale or disposition occurs, equal in amount to such excess.

If the participant sells or disposes of the purchased shares more than two (2) years after the start date of the offering period in which such shares were acquired and more than one (1) year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of such sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeds the purchase price paid for those shares or (ii) the excess of the fair market value of the shares on the start date of the offering period over the purchase price (however, if the purchase price is based on the lower of the value of the stock on the first day of the offering period or the purchase date, the purchase price discount is computed as of the first day of the offering period for this purpose), and any additional gain upon the disposition will be taxed as long-term capital gain. The Company generally will not be entitled to any income tax deduction with respect to such sale or disposition.

If the participant still owns the purchased shares at the time of his or her death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) 15% of the fair market value of the shares on his or her entry date into the offering period in which those shares were acquired will constitute ordinary income in the year of death.

Required Vote

The approval of the 2019 ESPP requires a “FOR” vote from a majority of the voting power present and entitled to vote either in person or by proxy on the proposal. If you “Abstain” from voting, your vote will not be counted as a vote cast and will have no effect on the outcome of the proposal. If you return a signed and dated proxy card or otherwise complete a ballot or voting instructions without marking your selections, your shares will be voted “FOR” approval of the 2019 ESPP.

Under NYSE rules, brokers are prohibited from giving proxies to vote on equity compensation plans unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to the 2019 ESPP Approval in this Proposal Four if you want your broker to vote your shares on the matter. Otherwise, your shares will be treated as broker non-votes. Broker non-votes will not be counted as a vote cast and will have no effect on the outcome of the proposal.

Recommendation

The board of directors recommends a vote “FOR” Proposal Four.

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PROPOSAL FIVE

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The audit committee of our board of directors has selected Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019, and has further directed that management submit the selection of an independent registered public accounting firm for ratification by the stockholders at the annual meeting. Marcum LLP has served as our independent registered public accounting firm since 2018. Representatives of Marcum LLP are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The appointment of Marcum LLP and the dismissal of Ernst & Young LLP were completed on April 12, 2018 upon the recommendation of the audit committee of our board of directors. In light of our continued focus on cost control, our audit committee conducted a formal, competitive review process, in which they evaluated a number of potential firms that were invited to submit a proposal. As part of the process, the audit committee considered, among other things, the capabilities and resources of each firm and its primary engagement team, the firms’ responsiveness, the proposed approach to scoping the audit and the firms’ proposed fee structures. After consideration of these and other relevant factors, the audit committee, determined that Marcum LLP offered the services necessary at pricing that represented the best value for us.

The report of Ernst & Young LLP (our independent registered public accounting firm until the fiscal year ending in 2017) on our consolidated financial statements for the fiscal year ended December 31, 2017 did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to audit scope or accounting principles, but were modified to contain an explanatory paragraph indicating there was substantial doubt about our ability to continue as a going concern.

During our past two fiscal years ended December 31, 2018 and December 31, 2017 and in the subsequent interim period through April 12, 2018 (the “Relevant Period”), there have been no disagreements, as that term is defined in Item 304(a)(1)(iv) and the related instructions of Regulation S-K, promulgated by the SEC pursuant to the Exchange Act with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement(s) in connection with its report on our financial statements for the fiscal year ended December 31, 2017.

During the Relevant Period, there were no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except that in connection with our internal control over financial reporting there was a material weakness. As previously reported, management has identified a specific deficiency related to controls over derivative accounting that constituted a material weakness in our internal controls over financial reporting as of December 31, 2017. We did not maintain effective internal controls related to the accounting for embedded derivative instruments that were a part of certain loan instruments that we entered into during the year ended December 31, 2017 and the related debt issuance costs. This material weakness resulted in material misstatements and audit adjustments to derivative liability, debt discounts, interest expense, change in fair value of financial instruments and additional paid-in capital to the consolidated financial statements for the year ended December 31, 2017.

During the Relevant Period, neither we, nor (to the our knowledge) anyone acting on our behalf, consulted with Marcum LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on our financial statements; (iii) any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) and the related instructions of Regulation S-K; or (iv) any reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Marcum LLP as our independent registered public accounting firm. However, the audit committee is submitting the selection of Marcum LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

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Independent Registered Public Accounting Firm Fee Information

In connection with the audit of our 2019 financial statements, we have entered into an engagement agreement with Marcum LLP that will set forth the terms by which Marcum LLP would perform audit services for us, including responsibilities of Marcum LLP and management in the conduct of the audit and estimated fees. Our engagement agreements with Marcum LLP are typically subject to alternative dispute resolution procedures.

The following table summarizes the fees of Marcum LLP for the year ended December 31, 2018.

FEE CATEGORY	FISCAL 2018
Audit fees(1)	$442,043
Audit-related fees(2)	-
Tax fees(3)	-
Total fees	$442,043

(1)	Audit fees consist of professional services rendered in connection with the audit of our consolidated financial statements and review of our quarterly consolidated financial statements, as well as the delivery of consents and reviews of documents filed with the SEC.

(2)	Audit-related fees consist of professional services for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include accounting consultations concerning financial accounting and reporting standards.

(3)	Tax fees consist of fees for professional services rendered for tax compliance, tax planning and tax advice.

The audit committee pre-approves all audit and non-audit services to be, and has approved all of the foregoing audit and non-audit services, performed by the independent registered public accounting firm in accordance with the audit committee charter.

The following table presents the fees of Ernst & Young LLP, the Company’s prior independent registered public accounting firm, for services rendered for the year ended December 31, 2017 and December 31, 2018, respectively.

FEE CATEGORY	FISCAL 2017	FISCAL 2018
Audit fees(1)	$1,525,225	$12,500
Audit-related fees(2)	$46,800	-
Tax fees(3)	—	-
Total fees	$1,572,025	$12,500

(1)	Audit fees consist of professional services rendered in connection with the audit of our consolidated financial statements and review of our quarterly consolidated financial statements, as well as the delivery of consents and reviews of documents filed with the SEC.

(2)	Audit-related fees consist of professional services for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include accounting consultations concerning financial accounting and reporting standards.

(3)	Tax fees consist of fees for professional services rendered for tax compliance, tax planning and tax advice.

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Pre-Approval Procedures of Audit and Non-Audit Services by the Independent Registered Public Accounting Firm

The audit committee’s charter requires it to pre-approve all audit and non-audit services performed by the independent registered public accounting firm. In determining whether to approve audit and non-audit services to be performed by Marcum LLP, the audit committee takes into consideration the fees to be paid for such services and whether such fees would affect the independence of the independent registered public accounting firm in performing its audit function. In addition, when determining whether to approve non-audit services to be performed by Marcum LLP, the audit committee considers whether the performance of such services is compatible with maintaining the independence of the independent registered public accounting firm in performing its audit function, and confirms that the non-audit services will not include the prohibited activities set forth in Section 201 of the Sarbanes-Oxley Act of 2002. The audit committee has determined that the rendering of the services other than audit services by Marcum LLP in fiscal year 2018 was compatible with maintaining the registered public accounting firm’s independence.

Required Vote

Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 requires a “FOR” vote from a majority of the voting power present and entitled to vote either in person or by proxy on the proposal in order to pass. If you “Abstain” from voting, your vote will not be counted as a vote cast. If you return a signed and dated proxy card or otherwise complete a ballot or voting instructions without marking your selections, your shares will be voted “FOR” ratification of the appointment of Marcum LLP.

Under NYSE rules, brokers permitted to give vote on ratification of an independent registered public accounting firm even if the beneficial owner of such shares has not given voting instructions on the matter. This means that if your broker is the record holder of your shares, your broker will vote such shares in accordance with their policies with respect to the appointment of Marcum LLP in this Proposal Five if you do not give your broker voting instructions.

Recommendation

The board of directors recommends a vote “FOR” Proposal Five.

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REPORT OF THE AUDIT COMMITTEE

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of Marrone Bio Innovations, Inc. under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

The audit committee has reviewed our audited consolidated financial statements for the fiscal year ended December 31, 2018 and discussed these financial statements with our management and with Marcum LLP, our independent registered public accounting firm.

Our management is responsible for the preparation of our financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control for that purpose. Our independent registered public accounting firm is responsible for conducting an independent audit of our annual financial statements in accordance with generally accepted accounting principles and issuing a report on the results of their audit. The audit committee is responsible for providing independent, objective oversight of these processes.

The audit committee has also discussed with Marcum LLP the matters required to be discussed by the Statement on Auditing Standards No. 1301, as amended (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board.

The audit committee has received and reviewed the written disclosures and the letter from Ernst & Young required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Ernst & Young its independence.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the Securities and Exchange Commission.

By the Audit Committee

George Kerckhove (Chair)

Yogesh Mago

Zachary S. Wochok

Robert A. Woods

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership of Our Common Stock

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 11, 2019, for:

●	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;

●	each of our named executive officers;

●	each of our directors and director nominees; and

●	all current executive officers and directors as a group.

We have determined beneficial ownership in accordance with SEC rules. The information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of shares of common stock deemed outstanding includes shares issuable upon exercise of options held by the respective person or group that may be exercised within 60 days after April 11, 2019. For purposes of calculating each person’s or group’s percentage ownership, stock options and warrants exercisable within 60 days after April 11, 2019 are included for that person or group but not the stock options of any other person or group.

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Applicable percentage ownership is based on 110,714,403 shares of common stock outstanding as of April 11, 2019. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to such person’s options and warrants exercisable within 60 days of April 11, 2019. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each stockholder named in the following table possesses sole voting and investment power over the shares listed. Unless otherwise noted below, the address of each person listed in the table is c/o Marrone Bio Innovations, Inc., 1540 Drew Avenue, Davis, CA 95618.

NAME AND ADDRESS OF	SHARES BENEFICIALLY OWNED
BENEFICIAL OWNER	SHARES (#)	SHARES (%)

5% Stockholders:
Entities affiliated with Ospraie Ag Science LLC(1) 437 Madison Avenue, 28th Floor New York, NY 10022	61,333,334	43.4

Entities affiliated with Waddell & Reed Financial, Inc.(2) 6300 Lamar Avenue Overland Park, KS 66202	28,714,912	25.0

Entities affiliated with Ardsley Advisory Partners(3) 262 Harbor Drive Stamford, CT 06902	15,656,580	13.5

Van Herk Investments B.V.(4) Lichtenauerlaan 30, 3062ME Rotterdam, The Netherlands	10,962,103	9.4

Directors, Director Nominees and Named Executive Officers:
Pamela G. Marrone, Ph.D.(5)	1,475,869	1.3
Robert A. Woods(6)	128,857	*
George Kerckhove(7)	173,207	*
Yogesh Mago(8)	82,370	*
Keith McGovern(9)	35,957	*
Zachary S. Wochok, Ph.D.(10)	188,376	*
Stuart Woolf(11)	35,957	*
James B. Boyd(12)	688,822	*
Kevin Hammill(13)	108,336	*
All current directors and executive officers as a group (13 persons)	3,906,710	3.4

*	Represents beneficial ownership of less than 1% of our outstanding common stock.

(1)	Includes 30,666,667 shares of our common stock and 30,666,667 shares of our common stock issuable upon exercise of warrants to purchase shares of our common stock. As reported in the Schedule 13D filed on February 12, 2018, Mr. Dwight Anderson is the Managing Member of Ospraie Ag Science LLC and, in such capacity, may be deemed to have voting and dispositive power over the securities held for the account of Ospraie Ag Science LLC. Ospraie Ag Science LLC disclaims any beneficial ownership in such securities. The address for each of Ospraie Ag Science LLC and Mr. Dwight Anderson is c/o Ospraie Management LLC, 437 Madison Avenue, 28th Floor, New York, New York 10022.

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(2)	Includes 24,714,912 shares of our common stock and 4,000,000 shares of our common stock issuable upon exercise of warrants to purchase shares of our common stock. Does not include 4,000,000 shares of common stock issuable upon other warrants to purchase shares of common stock not issuable within 60 days of April 11, 2018 due to beneficial ownership-based exercise limitations. As reported in the Schedule 13G/A filed on February 14, 2019, the securities reported on herein are beneficially owned by one or more open-end investment companies or other managed accounts which are advised or sub-advised by Ivy Investment Management Company, or IICO, an investment advisory subsidiary of Waddell & Reed Financial, Inc., or WDR. The investment advisory contracts grant IICO all investment and/or voting power over securities owned by such advisory clients. The investment sub-advisory contracts grant IICO investment power over securities owned by such sub-advisory clients and, in most cases, voting power. Any investment restriction of a sub-advisory contract does not restrict investment discretion or power in a material manner. Therefore, IICO or WDR, because of its control relationship to IICO, may be deemed the beneficial owner of the securities covered by this statement under Rule 13d-3 of the Act. The address of the entities is 6300 Lamar Avenue Overland Park, Kansas 66202.

(3)	Includes 10,323,247 shares of our common stock and 5,333,333 shares of our common stock issuable upon exercise of warrants to purchase shares of our common stock. As reported in the Schedule 13D/A filed on February 12, 2019, the securities reported on herein are beneficially owned by one or more open-end investment companies or other managed accounts which are owned, advised or sub-advised by Ardsley Advisory Partners, Ardsley Partners I, Phillip J. Hempleman, Ardsley Partners Fund II, L.P., Ardsley Partners Advanced Healthcare Fund, L.P., Ardsley Partners Renewable Energy Fund, L.P. and Ardsley Duckdive Fund, L.P. The address for these entities is 262 Harbor Drive, 4th Floor, Stamford, Connecticut 06902.

(4)	Includes (i) 5,628,770 shares of our common stock and 5,333,333 issuable upon exercise of warrants to purchase shares of our common stock. As reported in Schedule 13G/A filed on February 25, 2019, the securities reported on herein are beneficially owned by (i) Van Herk Investments B.V., a private company with limited liability incorporated under the laws of the Netherlands, or Van Herk, (ii) Van Herk Private Equity Investments B.V., a private company with limited liability incorporated under the laws of the Netherlands, or VHPI, (iii) Stichting Administratiekantoor Penulata, a foundation organized under the laws of the Netherlands, or Penulata, (iv) Van Herk Management Services B.V., a private company with limited liability incorporated under the laws of the Netherlands, or VHMS, (v) Onroerend Goed Beheer- en Beleggingsmaatschappij A. van Herk B.V., a private company with limited liability incorporated under the laws of the Netherlands, or OGBBA, (vi) A. van Herk Holding B.V., a private company with limited liability incorporated under the laws of the Netherlands, or Holdings, (vii) Stichting Administratiekantoor Abchrys, a foundation organized under the laws of the Netherlands, or Abchrys, and (viii) Adrianus van Herk, or Mr. van Herk. Each of Mr. van Herk, VHPI, Penulata, VHMS, OGBBA, Holdings and Abchrys disclaims beneficial ownership of the securities reported on herein. The address for these entities is Lichtenauerlaan 30, 3062ME, Rotterdam, The Netherlands.

(5)	Includes 532,722 shares of common stock issuable upon the exercise of options exercisable within 60 days and 65,896 shares of common stock subject to restricted stock units settleable within 60 days held by Dr. Marrone, 6,442 shares of common stock held by Florence H. Marrone TOD Pamela G. Marrone and 53,134 shares of common stock held by Dr. Marrone and Michael Rogers. Does not include 486,456 shares of common stock issuable to Dr. Marrone upon the exercise of options not exercisable within 60 days.

(6)	Consists of 125,357 shares subject to restricted stock units settleable within 60 days and 3,500 shares of common stock held by Mr. Woods and Lynn Woods. Does not include 30,704 shares subject to restricted stock units not settleable within 60 days.

(7)	Consists of 3,000 shares of our common stock and 149,341 shares of common stock subject to options exercisable within 60 days.

(8)	Consists of 82,370 shares subject to restricted stock units settleable within 60 days. Does not include 20,472 shares subject to restricted stock units not settleable within 60 days.

(9)	Consists of 35,957 shares subject to restricted stock units settleable within 60 days. Does not include 25,432 shares subject to restricted stock units not settleable within 60 days.

(10)	Consists of 184,576 shares subject to restricted stock units settleable within 60 days and 3,000 shares of common stock held by The Zachary S Wochok & Barbara N Wochok Trust.

(11)	Consists of 35,957 shares subject to restricted stock units settleable within 60 days. Does not include 25,432 shares subject to restricted stock units not settleable within 60 days.

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(12)	Includes 505,650 shares of common stock issuable upon the exercise of options exercisable within 60 days and 141,922 shares of common stock subject to restricted stock units settleable within 60 days. Does not include 184,350 shares of common stock issuable to upon the exercise of options or 62,493 shares subject to restricted stock units not settleable within 60 days.

(13)	Includes 108,336 shares of common stock issuable upon the exercise of options exercisable within 60 days and does not include 291,664 shares of common stock issuable upon the exercise of options exercise not exercisable within 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2018, two reports filed under Section 16(a) were not filed in a timely manner that reported transactions by our officers, directors or greater than ten percent beneficial owners: Ardsley Advisory Partners on August 13, 2018 and Van Herk Investments B.V. on October 19, 2018.

TRANSACTIONS WITH RELATED PERSONS

Related-Person Transactions Policy and Procedures

Our board of directors reviews related party transactions for potential conflict of interest issues. Our board of directors has adopted a written related person transaction policy to set forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, the amount involved exceeds $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness or employment by us or a related person.

Certain Related-Person Transactions

We describe below the transactions and series of similar transactions, since December 31, 2017, to which we were a participant or will be a participant, in which:

●	transactions in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the smaller reporting company’s total assets at year-end for the last two completed fiscal years; and

●	any of our directors, executive officers, holders of more than 5% of our capital stock (which we refer to as “5% stockholders”) or any member of their immediate family had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers.

Purchase Agreement and Debt Refinancing

On December 15, 2017, we entered into the Purchase Agreement with certain accredited investors named therein, including Ospraie, affiliates of Ardsley and affiliates of Van Herk Investments B.V., each of which is currently a 5% stockholder. Pursuant to the Purchase Agreement, the investors thereunder agreed, subject to the satisfaction of certain closing conditions, to purchase units consisting of shares of our common stock and warrants to purchase shares of our common stock. Concurrently with the entry into the Purchase Agreement, we entered into amendments to our senior promissory notes held by Ivy Science & Technology Fund, Waddell & Reed Advisors Science & Technology Fund and Ivy VIP Science & Technology (such notes, the “Waddell Notes”) and to our secured promissory notes issued in October 2012 and April 2013 (the “October 2012 and April 2013 Promissory Notes”). In addition, on December 22, 2017, we entered into an amendment and restatement to the unsecured convertible promissory note previously entered into with Dwight W. Anderson, an affiliate of Ospraie (the “Anderson Note”).

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The Purchase Agreement includes customary representations and warranties, indemnification and covenants by the Company. In addition to other customary covenants, we also agreed to:

●	Limitations with respect to our ability to file any registration statement with the SEC or issue additional equity securities without the prior written consent of Ospraie;

●	Not further amend the terms of the Waddell Notes and October 2012 and April 2013 Promissory Notes without the prior written consent of Ospraie;

●	Solicit stockholder approval with respect to an increase of 4,000,000 shares under the 2013 Plan, as amended, with such shares to be reserved for issuance to certain advisors;

●	Appoint two new directors designated by Ospraie to our board of directors effective upon the closing of the transactions contemplated by the Purchase Agreement;

●	Take all necessary actions to procure the election of two additional directors designated by Ospraie to our board of directors as Class II directors at our 2018 annual meeting of stockholders;

●	Grant Ospraie the right to appoint individuals to serve as advisors to our board of directors; and

●	Grant Ospraie the right, should they choose, to review and make recommendations to our board of directors regarding certain key management positions.

On February 5, 2018, we completed the transactions contemplated in the Purchase Agreement, the note amendments and certain related agreements (the “February 2018 Financing Transactions”), which resulted in:

●	the issuance of an aggregate of 44,000,001 shares of our common stock and warrants to purchase an aggregate of 41,333,333 shares of our common stock to purchasers under the Purchase Agreement for an aggregate purchase price of $30.0 million, which includes conversion of all outstanding principal under the Anderson Note;

●	the conversion of $35.0 million aggregate principal amount of the Waddell Notes into an aggregate of 20,000,000 shares of our common stock and warrants to purchase 4,000,000 shares of our common stock, such that $5.0 million aggregate principal amount under such notes remained outstanding, in connection with which the maturity of such notes was extended to December 31, 2022, all interest payments under such notes was deferred to maturity on December 31, 2022, and Ospraie was granted a right of first refusal to acquire such notes;

●	the conversion of $10.0 million aggregate principal amount of indebtedness outstanding under the October 2012 and April 2013 Promissory Notes to an aggregate of 5,714,285 shares of our common stock and warrants to purchase 1,142,856 shares of our common stock, such that $2.45 million aggregate principal amount under such notes remained outstanding, and in connection with which the maturity of such notes was extended to December 31, 2022, the interest was reduced from 14% to 8% and all interest payments under such notes were deferred to the maturity on December 31, 2022; and

●	the issuance of 800,000 shares of our common stock and warrants to purchase 2,017,143 shares of common stock to National Securities Corporation, as our exclusive placement agent and financial adviser facilitating the February 2018 Financing Transactions.

Voting and Lock-up Agreement

On February 5, 2018, in connection with the closing of the February 2018 Financing Transactions, we entered into a Voting and Lock-up Agreement (the “Voting and Lock-up Agreement”) with Ospraie and one of its affiliates, Ivy Science & Technology Fund, Waddell & Reed Advisors Science & Technology Fund and Ivy VIP Science & Technology (collectively, “Waddell”), Ardsley Advisory Partners and certain of its affiliates (“Ardsley”), and Pamela G. Marrone, our Chief Executive Officer, collectively referred to herein as the “Voting Parties.” Pursuant to the Voting and Lock-up Agreement, among other things, Ospraie and its affiliates, Waddell, and Ardsley and its affiliates, each of which is a 5% stockholder, and Pamela G. Marrone, our Chief Executive Officer, each agreed to vote their existing shares of common stock in favor of the election of up to two directors designated by Ospraie at our 2018 annual meeting of stockholders, subject to certain conditions and limitations.

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Registration Rights Agreement

On December 15, 2017, we entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the parties to the February 2018 Financing Transactions (the “Holders”), pursuant to which we agreed to file a registration statement with the SEC within 60 days of the closing date of the February 2018 Financing Transactions covering the resale of the shares (including shares issuable upon exercise of warrants) issued in connection therewith. Pursuant to the terms of the Registration Rights Agreement, we will maintain the effectiveness of the registration statement until the date upon which the securities held by the Holders cease to be Registerable Securities (as that term is defined in the Registration Rights Agreement). The Registration Rights Agreement also provides that each of the Holders will not sell or otherwise dispose of their shares of our common stock or securities exercisable for or convertible into shares of our common stock, commencing on December 15, 2017 and ending 180 days after the closing date of the February 2018 Financing Transactions, subject to customary exceptions. We filed a registration statement with the SEC pursuant to the Registration Rights Agreement on April 6, 2018.

Anderson Note

Dwight W. Anderson is an affiliate of Ospraie, one of our 5% stockholders. On December 22, 2017, we and Mr. Anderson entered into the Anderson Note, which amended and restated in its entirety that certain Amended and Restated Promissory Note, dated as of October 23, 2017, which was given in replacement of, and amended and restated in its entirety, that certain Promissory Note, dated as of October 12, 2017. The Anderson Note was a secured promissory note in the aggregate principal amount of up to $6,000,000, due on October 12, 2020. Pursuant to the Anderson Note, Anderson funded amounts to us in various separate disbursements, each payable at his sole discretion: (i) on October 12, 2017, in an aggregate principal amount of $1,000,000, (ii) on October 23, 2017, in an aggregate principal amount of $1,000,000, (iii) on December 1, 2017, in an aggregate principal amount of $500,000, (iv) on December 4, 2017, in an aggregate principal amount of $500,000, (v) on December 8, 2017, in an aggregate principal amount of $500,000; (vi) on December 26, 2017, in an aggregate principal amount of $500,000; (vii) on January 11, 2018 in an aggregate principal amount of $1,000,000 and (vii) on January 17, 2018 in the aggregate principal amount of $1,000,000. As discussed above under “–Purchase Agreement and Debt Refinancing,” all of the outstanding principal under the Anderson Note converted into shares of our common stock and warrants to purchase shares of our common stock issued to Ospraie at the closing of the February 2018 Financing Transactions.

Woods and Mago Consulting Agreements with Ospraie

Each of our directors Robert A. Woods and Yogesh Mago has a consulting agreement with Ospraie Management, an affiliate of Ospraie, one of our 5% stockholders. For their services as consultants to Ospraie Management, each of Mr. Woods and Mr. Mago has and will continue to receive a monthly fee for the term of their respective consulting agreements. In addition, Mr. Woods and Mr. Mago each have been granted an indirect interest in our equity securities held by Ospraie and its affiliates, and therefore have an indirect interest in the transactions described above in “—Purchase Agreement and Debt Refinancing.”

Executive Compensation and Employment Arrangements

Please see the section entitled “Executive Compensation” above for information on compensation arrangements with our executive officers and agreements with, and offer letters to, our executive officers containing compensation and termination provisions, among others.

Director and Officer Indemnification and Insurance

See the section entitled “Limitations of Liability and Indemnification Matters” above.

HOUSEHOLDING OF PROXY MATERIALS

The SEC adopted rules that permit us to send a single annual report and proxy statements to any household at which two or more stockholders reside unless we have received contrary instructions from one of the stockholders. Each stockholder will continue to receive a separate proxy card. Upon written or oral request to our Corporate Secretary, Linda V. Moore, at 1540 Drew Ave., Davis, California 95618 or by phone at (530) 750-2800, we will deliver a separate copy of the annual report or proxy statement, as applicable, to you at the shared address within 30 days of your request. Any stockholders who share the same address and currently receive multiple copies of our proxy materials who wish to receive only one copy in the future can contact the Corporate Secretary regarding such request at the address and phone number listed above.

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A number of brokerage firms have already instituted householding. If your household has multiple accounts of our stock, you may have received householding notification from your broker. Please contact your broker directly if you have questions, require additional copies of the proxy statement or annual report, or wish to revoke your decision to household, and thereby receive multiple reports.

AVAILABLE INFORMATION

Form 10-K

Our annual report on Form 10-K for the fiscal year ended December 31, 2018 is being mailed concurrently with the mailing of these proxy materials. Upon written request to our Corporate Secretary, Linda V. Moore, at the address of our principal executive offices, the exhibits set forth on the exhibit index of the Form 10-K may be made available at a reasonable charge.

Internet Availability of Proxy Materials

In addition to the mailing, the notice of the annual meeting, this proxy statement and the proxy card are available for your review, print and download on our website at investors.marronebio.com. Our website and the information contained therein or connected thereto are not intended to be incorporated into this proxy statement.

OTHER MATTERS

Our board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

It is important that the proxies be returned promptly and that your shares are represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors

Pamela G. Marrone, Ph.D.
Chief Executive Officer

April 30, 2019

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Appendix A

Marrone Bio Innovations, Inc.

2019 EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the 2019 Employee Stock Purchase Plan of Marrone Bio Innovations, Inc.

1. Purpose. The purpose of the Plan is to provide Employees of the Company and its Designated Parents or Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company that the Plan qualifies as an “employee stock purchase plan” under Section 423 of the Code and the applicable regulations thereunder. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means either the Board or a committee of the Board that is responsible for the administration of the Plan as is designated from time to time by resolution of the Board.

(b) “Applicable Laws” means the legal requirements relating to the administration of employee stock purchase plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code and the applicable regulations thereunder, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to participation in the Plan by residents therein.

(c) “Board” means the Board of Directors of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Common Stock” means the common stock of the Company.

(f) “Company” means Marrone Bio Innovations, Inc., a Delaware corporation.

(g) “Compensation” means, unless otherwise determined by the Administrator, an Employee’s base salary from the Company or one or more Designated Parents or Subsidiaries, including such amounts of base salary as are deferred by the Employee: (i) under a qualified cash or deferred arrangement described in Section 401(k) of the Code; or (ii) to a plan qualified under Section 125 of the Code. Unless otherwise determined by the Administrator, “Compensation” does not include overtime, bonuses, annual awards, other incentive payments, reimbursements or other expense allowances, loan forgiveness, fringe benefits (cash or non-cash), moving expenses, deferred compensation, contributions (other than contributions described in the first sentence) made on the Employee’s behalf by the Company or one or more Designated Parents or Subsidiaries under any employee benefit or welfare plan now or hereafter established, and any other payments not specifically referenced in the first sentence.

(h) “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii) the complete liquidation or dissolution of the Company;

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(iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction; or

(v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

(i) “Designated Parents or Subsidiaries” means the Parents or Subsidiaries which have been designated by the Administrator from time to time as eligible to participate in the Plan.

(j) “Effective Date” means June 1, 2019. However, should any Parent or Subsidiary become a Designated Parent or Subsidiary after such date, then the Administrator, in its discretion, shall designate a separate Effective Date with respect to the employee-participants of such Designated Parent or Subsidiary.

(k) “Employee” means any individual, including an officer or director, who is an employee of the Company or a Designated Parent or Subsidiary for purposes of Section 423 of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the individual’s employer. Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the day three (3) months and one (1) day following the start of such leave, for purposes of determining eligibility to participate in the Plan.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m) “Exercise Date” means the last day of each Purchase Period.

(n) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(o) “New Exercise Date” has the meaning set forth in Section 17(b).

(p) “Offer Period” means an Offer Period established pursuant to Section 4 hereof.

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(q) “Offering” means an offer under this Plan of an Option that may be exercised during an Offer Period. For purposes of the Plan, all Employees eligible to participate pursuant to Section 3 will be deemed to participate in the same Offering unless the Administrator otherwise determines that Employees of the Company or one or more Designated Parents or Subsidiaries will be deemed to participate in separate Offerings, in which case the Offerings will be considered separate even if the dates of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. To the extent permitted by Section 1.423-2(a)(1) of the Treasury regulations issued under Section 423 of the Code, the terms of each Offering need not be identical provided that the terms of the Plan and the Offering together satisfy Sections 1.423-2(a)(2) and (a)(3) of such Treasury regulations.

(r) “Offering Date” means the first day of each Offer Period.

(s) “Option” means, with respect to each Offer Period, a right to purchase shares of Common Stock on the Exercise Date for such Offer Period in accordance with the terms and conditions of the Plan.

(t) “Parent” means a “parent corporation” of the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(u) “Participant” means an Employee of the Company or Designated Parent or Subsidiary who has enrolled in the Plan as set forth in Section 5(a).

(v) “Plan” means this Employee Stock Purchase Plan, as may be amended from time to time.

(w) “Purchase Period” means, unless otherwise determined by the Administrator, a period of approximately six months (6), commencing on June 1 and December 1 of each year and terminating on the next following November 30 or May 31, respectively.

(x) “Purchase Price” means an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock (i) on the Exercise Date or, if applicable, (ii) on the Offering Date or on the Exercise Date, whichever is lower. Unless determined otherwise by the Administrator, the Purchase Price will be eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date or on the Exercise Date, whichever is lower.

(y) “Reserves” means, as of any date, the sum of (1) the number of shares of Common Stock covered by each then outstanding Option under the Plan which has not yet been exercised and (2) the number of shares of Common Stock which have been authorized for issuance under the Plan but not then subject to an outstanding Option.

(z) “Subsidiary” means a “subsidiary corporation” of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Eligibility.

(a) General. Subject to the further limitations in Sections 3(b) and 3(c), any individual who is an Employee on a given Offering Date shall be eligible to participate in the Plan for the Offer Period commencing with such Offering Date. No individual who is not an Employee shall be eligible to participate in the Plan.

(b) Limitations on Grant and Accrual. Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an Option under the Plan: (i) if, immediately after the grant, such Employee (taking into account stock owned by any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary; or (ii) which permits the Employee’s rights to purchase stock under all employee stock purchase plans of the Company and its Parents or Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such Option is granted) for each calendar year in which such Option is outstanding at any time. The determination of the accrual of the right to purchase stock shall be made in accordance with Section 423(b)(8) of the Code and the regulations thereunder.

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(c) Other Limits on Eligibility. Notwithstanding Subsection (a), above, unless otherwise determined prior to the applicable Offer Date, the following Employees shall not be eligible to participate in the Plan for any relevant Offer Period: (i) Employees whose customary employment is twenty (20) hours or less per week; (ii) Employees whose customary employment is for not more than five (5) months in any calendar year; (iii) Employees who have not been employed for such continuous period preceding the Offering Date as the Administrator may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years; and (iv) Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether he or she is also a citizen of the United States or a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) if his or her participation is prohibited under the laws of the applicable non-U.S. jurisdiction or if complying with the laws of the applicable non-U.S. jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code.

4. Offer Periods.

(a) The Plan shall be implemented through overlapping or consecutive Offer Periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated in accordance with Section 18 hereof. The maximum duration of an Offer Period shall be twenty-seven (27) months. Unless determined otherwise by the Administrator, the Plan shall initially be implemented through consecutive Offer Periods of six (6) months’ duration commencing each June 1 and December 1 following the Effective Date.

(b) A Participant shall be granted a separate Option for each Offer Period in which he or she participates. The Option shall be granted on the Offering Date and shall be automatically exercised on the Exercise Date ending within the Offer Period.

(c) Except as specifically provided herein, the acquisition of Common Stock through participation in the Plan for any Offer Period shall neither limit nor require the acquisition of Common Stock by a Participant in any subsequent Offer Period.

5. Participation.

(a) An eligible Employee may become a Participant in the Plan by submitting an authorization of payroll deduction (using such form or method (including electronic forms) as the Administrator may designate from time to time) as of a date in advance of the Offering Date for the Offer Period in which such participation will commence, as required by the Administrator for all eligible Employees with respect to a given Offer Period.

(b) Payroll deductions for a Participant shall commence with the first partial or full payroll period beginning on the Offering Date and shall end on the last complete payroll period during the Offer Period, unless sooner terminated by the Participant as provided in Section 10.

6. Payroll Deductions.

(a) At the time a Participant enrolls in the Plan, the Participant shall elect to have payroll deductions made during the Offer Period in amounts between one percent (1%) and not exceeding fifteen percent (15%) of the Compensation which the Participant receives during the Offer Period.

(b) All payroll deductions made for a Participant shall be credited to the Participant’s account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such account.

(c) A Participant may discontinue participation in the Plan as provided in Section 10, or may increase or decrease the rate of payroll deductions during the Offer Period by submitting notice of a change of status (using such form or method (including electronic forms) as the Administrator may designate from time to time) authorizing an increase or decrease in the payroll deduction rate. Any increase or decrease in the rate of a Participant’s payroll deductions shall be effective as soon as administratively practicable following the date of the request. A Participant’s payroll deduction authorization (as modified by any change of status notice) shall remain in effect for successive Offer Periods unless terminated as provided in Section 10. The Administrator shall be authorized to limit the number of payroll deduction rate changes during any Offer Period.

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(d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a Participant’s payroll deductions shall be decreased to zero percent (0%). Payroll deductions shall recommence at the rate provided in such Participant’s payroll deduction authorization, as amended, when permitted under Section 423(b)(8) of the Code and Section 3(b), unless such participation is sooner terminated by the Participant as provided in Section 10.

7. Grant of Option. On the Offering Date, each Participant shall be granted an Option to purchase (at the applicable Purchase Price) shares of Common Stock; provided: (i) that such Option shall be subject to the limitations set forth in Sections 3(b), 6 and 12 and (ii) that such Option shall be subject to such other terms and conditions (applied on a uniform and nondiscriminatory basis), as the Administrator shall determine from time to time. Exercise of the Option shall occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10, and the Option, to the extent not exercised, shall expire on the last day of the Offer Period with respect to which such Option was granted. Notwithstanding the foregoing, shares subject to the Option may only be purchased with accumulated payroll deductions credited to a Participant’s account in accordance with Section 6. In addition, to the extent an Option is not exercised on each Exercise Date, the Option shall lapse and thereafter cease to be exercisable.

8. Exercise of Option. Unless a Participant withdraws from the Plan as provided in Section 10, the Participant’s Option for the purchase of shares of Common Stock will be exercised automatically on each Exercise Date, by applying the accumulated payroll deductions in the Participant’s account to purchase the number of full shares subject to the Option by dividing such Participant’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price. No fractional shares will be purchased; any payroll deductions accumulated in a Participant’s account which are not sufficient to purchase a full share shall be carried over to the next Purchase Period or Offer Period, whichever applies, or returned to the Participant, if the Participant withdraws from the Plan. In addition, any amount remaining in a Participant’s account following the purchase of shares on the Exercise Date due to the application of Section 423(b)(8) of the Code or Sections 3 or 7, shall be returned to the Participant and shall not be carried over to the next Offer Period or Purchase Period. During a Participant’s lifetime, a Participant’s Option to purchase shares hereunder is exercisable only by the Participant.

9. Delivery. Upon receipt of a request from a Participant after each Exercise Date on which a purchase of shares occurs, the Company shall arrange for the delivery to such Participant, as soon as administratively practicable, of the shares purchased upon exercise of the Participant’s Option.

10. Withdrawal; Termination of Employment.

(a) A Participant may, by giving notice to the Company (using such form or method (including electronic forms) as the Administrator may designate from time to time), either: (i) withdraw all but not less than all the payroll deductions credited to the Participant’s account and not yet used to exercise the Participant’s Option under the Plan; or (ii) terminate future payroll deductions, but allow accumulated payroll deductions to be used to exercise the Participant’s Option under the Plan at any time. If the Participant elects withdrawal alternative (i) described above, all of the Participant’s payroll deductions credited to the Participant’s account will be paid to such Participant as soon as administratively practicable after receipt of notice of withdrawal, such Participant’s Option for the Offer Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offer Period. If the Participant elects withdrawal alternative (ii) described above, no further payroll deductions for the purchase of shares will be made during the Offer Period, all of the Participant’s payroll deductions credited to the Participant’s account will be applied to the exercise of the Participant’s Option on the next Exercise Date (subject to Sections 3(b), 6, 7 and 12), and after such Exercise Date, such Participant’s Option for the Offer Period will be automatically terminated and all remaining accumulated payroll deduction amounts shall be returned to the Participant. If a Participant withdraws from an Offer Period, payroll deductions will not resume at the beginning of the succeeding Offer Period unless the Participant enrolls in such succeeding Offer Period. The Administrator may, in its discretion and on a uniform and nondiscriminatory basis, specify procedures for withdrawal.

(b) Upon termination of a Participant’s employment relationship (as described in Section 2(k)) prior to the next scheduled Exercise Date, the payroll deductions credited to such Participant’s account during the Offer Period but not yet used to exercise the Option will be returned to such Participant or, in the case of his/her death, to the person or persons entitled thereto pursuant to the Participant’s will or the laws of descent and distribution, and such Participant’s Option will be automatically terminated without exercise of any portion of such Option.

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11. Interest. No interest shall accrue on the payroll deductions credited to a Participant’s account under the Plan.

12. Stock.

(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 17, the maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be one million (1,000,000) shares, plus an annual increase to be added on the first business day of the calendar year beginning with the calendar year following the calendar year in which the Plan becomes effective equal to the least of: (i) one percent (1%) of the outstanding shares of Common Stock on the last day of the immediately preceding calendar year; and (ii) a lesser number of shares determined by the Administrator. If the Administrator determines that on a given Exercise Date the number of shares with respect to which Options are to be exercised may exceed: (x) the number of shares then available for sale under the Plan; or (y) the number of shares available for sale under the Plan on the Offering Date(s) of one or more of the Offer Periods in which such Exercise Date is to occur, the Administrator may make a pro rata allocation of the shares remaining available for purchase on such Offering Dates or Exercise Date, as applicable, and shall either continue the Offer Period then in effect or terminate any one or more Offer Periods then in effect pursuant to Section 18, below. Such allocation method shall be “bottom up,” with the result that all Option exercises for one (1) share shall be satisfied first, followed by all exercises for two (2) shares, and so on, until all available shares have been exhausted. Any amount remaining in a Participant’s payroll account following such allocation shall be returned to the Participant and shall not be carried over to any future Purchase Period or Offer Period, as determined by the Administrator.

(b) A Participant will have no interest or voting right in shares covered by the Participant’s Option until such shares are actually purchased on the Participant’s behalf in accordance with the applicable provisions of the Plan. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

(c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant.

13. Administration. The Plan shall be administered by the Administrator, which shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility, to determine, with respect to each Offer Period, whether the Purchase Price will be equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the (i) Exercise Date or (ii) Offering Date or the Exercise Date (whichever is lower), to adjudicate all disputed claims filed under the Plan, and to designate separate Offerings for the eligible Employees of the Company and one or more Designated Parents or Subsidiaries, in which case the Offerings will be considered separate even if the dates of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by Applicable Law, be final and binding upon all persons. Subject to Applicable Laws, no member of the Board or committee of the Board (or its delegates) shall be liable for any good faith action or determination made in connection with the operation, administration or interpretation of the Plan. In the performance of its responsibilities with respect to the Plan, the Administrator may rely upon, and no member of the Board or committee of the Board (or its delegates) shall be liable for any action taken or not taken in reliance upon, information and/or advice furnished by the Company’s officers or employees, the Company’s accountants, the Company’s counsel and any other party that a committee of the Board deems necessary. To the extent not prohibited by Applicable Laws, the Administrator may, from time to time, delegate some or all of its authority under the Plan to a subcommittee or subcommittees or other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation. For purposes of the Plan, reference to the Administrator shall be deemed to refer to any subcommittee, subcommittees, or other persons or groups of persons to whom such committee delegates authority pursuant to this Section 13.

14. Transferability. No payroll deductions credited to a Participant’s account, Options granted hereunder, or any rights with regard to the exercise of an Option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Administrator may, in its sole discretion, treat such act as an election to withdraw funds from an Offer Period in accordance with Section 10.

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15. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions or hold them exclusively for the benefit of Participants. All payroll deductions received or held by the Company may be subject to the claims of the Company’s general creditors. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. The Company shall retain at all times beneficial ownership of any investments which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Designated Parent or Subsidiary and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Company or a Designated Parent or Subsidiary. The Participants shall have no claim against the Company or any Designated Parent or Subsidiary for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

16. Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

17. Adjustments Upon Changes in Capitalization; Corporate Transactions.

(a) Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the Reserves, the Purchase Price, the maximum number of shares that may be purchased in any Offer Period or Purchase Period, as well as any other terms that the Administrator determines require adjustment, for: (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock; (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock, including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment, if any, shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the Reserves and the Purchase Price.

(b) Corporate Transactions. In the event of a proposed Corporate Transaction, each Option under the Plan shall be assumed by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator, in the exercise of its sole discretion and in lieu of such assumption, determines to shorten the Offer Period then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Administrator shortens the Offer Period then in progress in lieu of assumption in the event of a Corporate Transaction, the Administrator shall notify each Participant in writing at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that either:

(i) the Participant’s Option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offer Period as provided in Section 10; or

(ii) the Company shall pay to the Participant on the New Exercise Date an amount in cash, cash equivalents, or property as determined by the Administrator that is equal to the excess, if any, of (x) the Fair Market Value of the shares subject to the Option over (y) the Purchase Price due had the Participant’s Option been exercised automatically under Subsection (b)(i) above. In addition, all remaining accumulated payroll deduction amounts shall be returned to the Participant.

(c) For purposes of Subsection 17(b), an Option granted under the Plan shall be deemed to be assumed if, in connection with the Corporate Transaction, the Option is replaced with a comparable Option with respect to shares of capital stock of the successor corporation or Parent thereof. The determination of Option comparability shall be made by the Administrator prior to the Corporate Transaction and its determination shall be final, binding and conclusive on all persons.

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18. Amendment or Termination.

(a) The Administrator may at any time and for any reason terminate or amend the Plan. Except as provided in Section 17, no such termination can adversely affect Options previously granted, provided that the Plan or any one or more Offer Periods then in effect may be terminated by the Administrator on any Exercise Date or by the Administrator establishing a new Exercise Date with respect to any Offer Period and/or Purchase Period then in progress if the Administrator determines that the termination of the Plan or one or more Offer Periods is in the best interests of the Company and its stockholders. Except as provided in Section 17 and this Section 18, no amendment may make any change in any Option theretofore granted which adversely affects the rights of any Participant without the consent of affected Participants. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other Applicable Law), the Company shall obtain stockholder approval of any amendment in such a manner and to such a degree as required.

(b) Without stockholder consent and without regard to whether any Participant rights may be considered to have been “adversely affected,” the Administrator shall be entitled to limit the frequency and/or number of changes in the amount withheld during Offer Periods, change the length of Purchase Periods within any Offer Period, determine the length of any future Offer Period, determine whether future Offer Periods shall be consecutive or overlapping, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, establish or change Plan or per Participant limits on share purchases, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable and which are consistent with the Plan, in each case to the extent consistent with the requirements of Code Section 423 and other Applicable Laws.

19. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Administrator at the location, or by the person, designated by the Administrator for the receipt thereof.

20. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned Applicable Laws or is otherwise advisable. In addition, no Options shall be exercised or shares issued hereunder before the Plan shall have been approved by stockholders of the Company as provided in Section 22.

21. Term of Plan. Subject to approval by the stockholders of the Company, the Plan shall become effective on the Effective Date. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 18.

22. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

23. No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or a Designated Parent or Subsidiary, and it shall not be deemed to interfere in any way with such employer’s right to terminate, or otherwise modify, an employee’s employment at any time.

24. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Designated Parent or Subsidiary, participation in the Plan shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Designated Parent or Subsidiary, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

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25. Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant’s estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

26. Governing Law. The Plan is to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties, except to the extent the internal laws of the State of Delaware are superseded by the laws of the United States. Should any provision of the Plan be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

27. Dispute Resolution. The provisions of this Section 27 shall be the exclusive means of resolving disputes arising out of or relating to the Plan. The Company and the Participant, or their respective successors (the “parties”), shall attempt in good faith to resolve any disputes arising out of or relating to the Plan by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party’s position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Plan shall be brought in the United States District Court for Delaware (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Delaware state court) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 27 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

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Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 29, 2019 for shares held directly and by 11:59 P.M. Eastern Time on May 24, 2019 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 29, 2019 for shares held directly and by 11:59 P.M. Eastern Time on May 24, 2019 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Class III Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

1a George H. Kerckhove   1b Zachary S. Wochok, Ph.D

The Board of Directors recommends you vote FOR proposal 2:

	For	Against	Abstain
2. To approve, on a non-binding, advisory basis, the compensation of the Company's Named Executive Officers.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on proposal 3:

	1 year	2 years	3 years	Abstain
3. To recommend, on a non-binding, advisory basis, whether a non-binding stockholder vote to approve the compensation of the Company's Named Executive Officers should occur every one, two or three years.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 4 and 5:

NOTE: If any other matters are properly brought before the meeting or any adjournment thereof, your proxy will vote your shares using his or her best judgment.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

02 0000000000

Signature [PLEASE SIGN WITHIN BOX]   Date

JOB #

Signature (Joint Owners)   Date

SHARES
CUSIP #
SEQUENCE #

0000419558_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com

MARRONE BIO INNOVATIONS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
May 30, 2019

The stockholder(s) hereby appoint(s) Pamela G. Marrone and James B. Boyd, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Marrone Bio Innovations, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. Pacific Time on May 30, 2019 at the corporate headquarters of Marrone Bio Innovations, Inc. at 1540 Drew Avenue, Davis, CA 95618, and any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSALS 2, 4 AND 5 AND 3 YEARS FOR PROPOSAL 3.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000419558_2 R1.0.1.18